Fixed Income Funds
Prospectus
March 2, 2009 (as revised April 30, 2009)

Nationwide Bond Fund
Nationwide Enhanced Income Fund
Nationwide Government Bond Fund
Nationwide Money Market Fund
Nationwide Short Duration Bond Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

www.nationwide.com/mutualfunds

Fund and Class	Ticker

Nationwide Bond Fund Class A	NBDAX

Nationwide Bond Fund Class B	GBDBX

Nationwide Bond Fund Class C	GBDCX

Nationwide Bond Fund Class D	MUIBX

Nationwide Bond Fund Class R2	GBDRX

Nationwide Bond Fund Institutional Class	GBDIX

Nationwide Enhanced Income Fund Class A	NMEAX

Nationwide Enhanced Income Fund Class R2	GMERX

Nationwide Enhanced Income Fund Institutional Class	NMEIX

Nationwide Enhanced Income Fund Institutional Service Class	NMESX

Nationwide Government Bond Fund Class A	NUSAX

Nationwide Government Bond Fund Class B	GGBBX

Nationwide Government Bond Fund Class C	GGBCX

Nationwide Government Bond Fund Class D	NAUGX

Nationwide Government Bond Fund Class R2	GGBRX

Nationwide Government Bond Fund Institutional Class	GGBIX

Nationwide Money Market Fund Prime Shares	MIFXX

Nationwide Money Market Fund Institutional Class	GMIXX

Nationwide Money Market Fund Service Class	NWSXX

Nationwide Short Duration Bond Fund Class A	MCAPX

Nationwide Short Duration Bond Fund Class C	GGMCX

Nationwide Short Duration Bond Fund Institutional Class	MCAIX

Nationwide Short Duration Bond Fund Service Class	MCAFX

TABLE OF CONTENTS

3	Section 1: Fund Summaries, Performance and Management
Nationwide Bond Fund
Nationwide Enhanced Income Fund
Nationwide Government Bond Fund
Nationwide Money Market Fund
Nationwide Short Duration Bond Fund
Fund Management

27	Section 2: Investing with Nationwide Funds
Choosing a Share Class
Sales Charges and Fees
Revenue Sharing
Contacting Nationwide Funds
Fund Transactions
Buying Shares
Exchanging Shares
Selling Shares
Excessive or Short-Term Trading
Exchange and Redemption Fees

42	Section 3: Distributions and Taxes

44	Section 4: Multi-Manager Structure

45	Section 5: Financial Highlights

53	Appendix
Key Terms
Additional Information about Investments, Investment Techniques and Risks
Selective Disclosure of Portfolio Holdings

 ï 1

Fixed Income Funds

Introduction

This prospectus provides information about five funds (the “Funds”), the shares of which are offered by Nationwide Mutual Funds (the “Trust”):

Nationwide Bond Fund
Nationwide Enhanced Income Fund
Nationwide Government Bond Fund
Nationwide Money Market Fund
Nationwide Short Duration Bond Fund

These Funds are primarily intended:

•	to help investors seek current income through investments in various government, corporate and short-term debt securities.

The following section summarizes key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. As with any mutual fund, there can be no guarantee that any of the Funds will meet their respective objectives or that the Funds’ performance will be positive for any period of time.

Each Fund’s investment objective can be changed without shareholder approval upon 60 days written notice to shareholders.

A Note about Share Classes

•	Nationwide Bond Fund and Nationwide Government Bond Fund offer six share classes: Class A, Class B*, Class C, Class D, Class R2** and Institutional Class.

•	Nationwide Enhanced Income Fund offers four share classes: Class A, Class R2**, Institutional Service Class and Institutional Class.
•	Nationwide Money Market Fund offers three share classes: Service Class, Institutional Class and Prime Shares.
•	Nationwide Short Duration Bond Fund offers four share classes, Class A, Class C, Service Class and Institutional Class.

*	As of December 31, 2008, Class B shares are offered only (1) to current shareholders of Class B shares that wish to add to their existing Class B investments in the same Fund; (2) to current shareholders of Class B shares exchanging into Class B shares of another Nationwide Fund and (3) through reinvestment of dividends or distributions that are paid on Class B shares in additional Class B shares.

**	Formerly, Class R shares

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each of the Funds are set forth in the Fund Summaries.

Each Fund may employ a “multi-manager” structure, which means that Nationwide Fund Advisors (“NFA“or the “Adviser”), as the Funds’ investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 4, Multi-Manager Structure for more information.

2 ï

SECTION 1 NATIONWIDE BOND FUND SUMMARY AND PERFORMANCE

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital.

Principal Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in fixed-income securities that are investment grade, including corporate bonds, U.S. government securities and U.S. government agency securities. The Fund seeks to achieve its objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations.

The Fund may also invest a portion of its assets in:

•	mortgage-backed securities;
•	asset-backed securities;
•	foreign government and corporate bonds denominated in U.S. dollars;
•	commercial paper rated by a rating agency in one of the two highest rating categories;
•	high-yield bonds and
•	derivatives.
In selecting securities, the subadviser typically maintains an average portfolio duration of three to seven years.

The subadviser seeks value and may sell a security to take advantage of more favorable opportunities. The subadviser also may sell a bond as it gets closer to its maturity in order to maintain the Fund’s target duration and achieve an attractive total return.

NFA has selected Nationwide Asset Management, LLC as subadviser to manage the Fund’s portfolio on a day-to-day basis.

Terms highlighted above are defined in the Appendix.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – is the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when these payments or repayments are due. In addition, if an issuer’s financial condition changes, the ratings on the issuer’s debt securities may be lowered, which could negatively affect the prices of the securities the Fund owns. This risk is particularly high for high-yield and other lower rated bonds.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Extension risk – when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

Prepayment, call and redemption risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Mortgage- and asset-backed securities risk – these securities are subject to prepayment and extension risk, as described above. Additionally, through its investments in mortgage-backed securities, including those issued by private lenders, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-based securities may not have the benefit of any security interest in the related asset.

 ï 3

SECTION 1 NATIONWIDE BOND FUND SUMMARY AND PERFORMANCE (cont.)

Lower-rated securities risk – refers to the risk that the Fund’s investment in high-yield bonds and other lower rated bonds will subject the Fund to substantial risk of loss.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Derivatives risk – the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund’s investments goes down, you may lose money.

Please see the Appendix for additional information on the Fund’s investments and associated risks.

Performance

The bar chart and table below can help you evaluate both the Fund’s potential risks and its potential rewards. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund’s current 30-day yield.

Annual Total Returns – Class D Shares
(Years Ended December 31)

Best Quarter: 5.17% – 3rd qtr. of 2002
Worst Quarter: –2.80% – 2nd qtr. of 2004

4 ï

SECTION 1 NATIONWIDE BOND FUND SUMMARY AND PERFORMANCE (cont.)

After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual total returns1
as of December 31, 2008

	1 Year	5 Years	10 Years

Class A shares – Before Taxes[2]	–9.02%	1.53%	3.58%

Class B shares – Before Taxes[2]	–10.20%	1.36%	3.37%

Class C shares – Before Taxes[2,3]	–6.47%	1.71%	3.51%

Class D shares – Before Taxes	–8.88%	1.75%	3.82%

Class D shares – After Taxes on Distributions	–10.47%	0.06%	1.81%

Class D shares – After Taxes on Distributions and Sales of Shares	–5.73%	0.52%	2.03%

Class R2 shares – Before Taxes[2]	–5.19%	2.15%	4.00%

Institutional Class shares – Before Taxes[2]	–4.63%	2.69%	4.30%

Barclays Capital U.S. Aggregate Bond Index[4]	5.24%	4.65%	5.63%

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2	Returns until the first offering of specific classes are based on the previous performance of various classes of the Fund as noted below. This performance is substantially similar to what the individual classes would have produced because all classes invest in the same portfolio of securities. Performance has been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Performance has not been adjusted to reflect different expense levels, which if reflected may have resulted in higher or lower performance for a given share class.

Class B (introduced September 4, 2003): Performance is based on the Fund’s Class X shares (which are no longer offered by the Fund) through September 4, 2003.

Class C (introduced September 4, 2003): Performance is based on the Fund’s Class D shares through March 1, 2001 and the Fund’s Class Y shares (which are no longer offered by the Fund) from March 1, 2001 through September 4, 2003.

Class R2 (introduced October 1, 2003): Performance is based on the Fund’s Class D shares through October 1, 2003. Prior to the date of this Prospectus, Class R2 shares were known as Class R shares.

Institutional Class (introduced June 29, 2004): Performance is based on the Fund’s Class D shares through June 29, 2004.

3	A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

4	The Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Index) is an unmanaged market value-weighted index that is comprised of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more) that is generally representative of the U.S. bond market as a whole. The Aggregate Index more closely reflects the Fund’s management style because it includes the permissible instruments in which the Fund may invest. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

 ï 5

SECTION 1 NATIONWIDE BOND FUND SUMMARY AND PERFORMANCE (cont.)

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.

	Class A		Class B	Class C	Class D	Class R2	Institutional
Shareholder Fees (paid directly from your investment)[1]	Shares		Shares	Shares	Shares	Shares	Class Shares

Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%	[2]	None	None	4.50% [2]	None	None

Maximum Deferred Sales Charge (Load) imposed upon redemptions (as a percentage of offering or sale price, whichever is less)	None	[3]	5.00% [4]	1.00% [5]	None	None	None

Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)[6]	2.00%		2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees (paid to have the Fund’s investments professionally managed)	0.50%		0.50%	0.50%	0.50%	0.50%	0.50%

Distribution and/or Service (12b-1) Fees (paid from Fund assets to cover the cost of sales, promotions and other distribution activities, as well as certain shareholder servicing costs)	0.25%		1.00%	1.00%	None	0.50%	None

Other Expenses[7]	0.37%		0.28%	0.28%	0.33%	0.48%	0.28%

Total Annual Fund Operating Expenses	1.12%		1.78%	1.78%	0.83%	1.48%	0.78%

Amount of Fee waiver/Expense Reimbursement[8]	0.03%		0.03%	0.03%	0.03%	0.03%	0.03%

Total Annual Fund Operating Expenses (After Waivers/Reimbursements)	1.09%		1.75%	1.75%	0.80%	1.45%	0.75%

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of $100,000 or more of Class A and $50,000 or more of Class D shares is reduced or eliminated. For more information, see Section 2, Investing with Nationwide Funds: Choosing a Share Class—Reduction and Waiver of Class A and Class D Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 0.75% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 2, Investing with Nationwide Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 2, Investing with Nationwide Funds: Choosing a Share Class—Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 2, Investing with Nationwide Funds: Choosing a Share Class—Class C Shares.
6	A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 2, Investing with Nationwide Funds: Selling Shares—Exchange and Redemption Fees.
7	“Other Expenses” include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class D and Class R2 shares. For the year ended October 31, 2008, administrative services fees for Class A, Class D and Class R2 shares were 0.09%, 0.05% and 0.20%, respectively. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.
8	The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.75% for all share classes until at least February 28, 2010. This limit excludes certain Fund expenses, including any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative service fees were charged, the “Total Annual Fund Operating Expenses (After Waivers/Reimbursements)” could increase to 1.25% for Class A shares, 1.00% for Class D shares and 1.50% for Class R2 shares before the Adviser would be required to further limit the Fund’s expenses.

6 ï

SECTION 1 NATIONWIDE BOND FUND SUMMARY AND PERFORMANCE (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A shares*	$531	$763	$1,013	$1,728

Class B shares	678	857	1,162	1,837

Class C shares	278	557	962	2,092

Class D shares	528	700	887	1,427

Class R2 shares	148	465	805	1,766

Institutional Class shares	77	246	430	963

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years

Class B shares	$178	$557	$962	$1,837

Class C shares	178	557	962	2,092

**	Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class D, Class R2 and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions.

 ï 7

SECTION 1 NATIONWIDE ENHANCED INCOME FUND SUMMARY AND PERFORMANCE

Objective

The Fund seeks a high level of current income while preserving capital and minimizing fluctuations in share value.

Principal Strategies

Under normal circumstances, the Fund invests primarily in high-grade corporate bonds, U.S. government securities and U.S. government agency securities. The Fund also may purchase mortgage-backed securities and asset-backed securities, and may invest in fixed-income securities that pay interest on either a fixed-rate or variable-rate basis.

In choosing securities for the Fund, the Fund’s subadviser attempts to identify securities that, in its opinion, offer the best combination of yield, maturity and relative price performance, based on anticipated changes in interest rates and in the price relationships among various types of fixed-income securities. The Fund’s subadviser may sell securities in order to buy others that it believes will better serve the objectives of the Fund.

The Fund is managed so that its duration will be between six months and one year, and will not exceed two years, and the Fund may enter into certain derivatives contracts, such as futures or options, solely for the purpose of adjusting the Fund’s duration in order to minimize fluctuation of the Fund’s share value.

NFA has selected Morley Capital Management, Inc. as subadviser to manage the Fund’s portfolio on a day-to-day basis.

Terms highlighted above are defined in the Appendix.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – is the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when these payments or repayments are due. In addition, if an issuer’s financial condition changes, the ratings on the issuer’s debt securities may be lowered, which could negatively affect the prices of the securities the Fund owns.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Extension risk – when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

Prepayment, call and redemption risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Mortgage- and asset-backed securities risk – these securities are subject to prepayment and extension risk, as described above. Additionally, through its investments in mortgage-backed securities, including those issued by private lenders, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-based securities may not have the benefit of any security interest in the related asset.

Derivatives risk – the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund’s investments goes down, you may lose money.

Please see the Appendix for additional information on the Fund’s investments and associated risks.

8 ï

SECTION 1 NATIONWIDE ENHANCED INCOME FUND SUMMARY AND PERFORMANCE (cont.)

Performance

The bar chart and table below can help you evaluate both the Fund’s potential risks and its potential rewards. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund’s current 30-day yield.

Annual Total Returns – Class A Shares
(Years Ended December 31)

Best Quarter: 1.59% – 3rd qtr. of 2000
Worst Quarter: –0.36% – 2nd qtr. of 2004

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer sponsored retirement plans.

Average annual total returns1
as of December 31, 2008

			Since
			inception
	1 Year	5 Years	(Dec. 29, 1999)

Class A shares – Before Taxes	0.33%	2.41%	2.49%

Class A shares – After Taxes on Distributions	–0.91%	1.29%	1.09%

Class A shares – After Taxes on Distributions and Sales of Shares	0.21%	1.40%	1.26%

Class R2 shares – Before Taxes[2]	2.30%	2.71%	2.65%

Institutional Service Class shares – Before Taxes	2.78%	3.02%	2.89%

Institutional Class shares – Before Taxes	2.76%	3.16%	3.09%

ML 6-Month T-Bill Index[3]	3.58%	3.65%	3.71%	[4]

ML 1-Year T-Bill Index[3]	4.74%	3.62%	4.15%	[4]

Composite Index[3]	4.16%	3.64%	3.93%	[4]

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2	Returns until the first offering of Class R2 shares (October 1, 2003) are based on the previous performance of Class A shares. This performance is substantially similar to what Class R2 shares would have produced because both classes invest in the same portfolio of securities. Returns for Class R2 shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses. Prior to the date of this Prospectus, Class R2 shares were known as Class R shares.
3	The Composite Index comprises 50% Merrill Lynch (ML) 6-Month Treasury Bill (T-Bill) Index/50% Merrill Lynch 1-Year Treasury Bill Index. The ML 6-Month T-Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding T-Bill that matures closest to, but not beyond, six months from the re-balancing date. The ML 1-Year T-Bill Index comprises a single issue purchased at the beginning of a month and held for a full month. At the end of that month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding T-Bill with the longest maturity. The Indexes do not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Indexes would be lower. Individuals cannot invest directly in an index.
4	The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since December 31, 1999.

 ï 9

SECTION 1 NATIONWIDE ENHANCED INCOME FUND SUMMARY AND PERFORMANCE (cont.)

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select:

	Class A	Class R2	Institutional	Institutional
Shareholder Fees (paid directly from your investment)[1]	Shares	Shares	Service Class Shares	Class Shares

Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	2.25%[2]	None	None	None

Maximum Deferred Sales Charge (Load) imposed upon redemptions (as a percentage of offering or sale price, whichever is less)	None [3]	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees (paid to have the Fund’s investments professionally managed)	0.35%	0.35%	0.35%	0.35%

Distribution and/or Service (12b-1) Fees (paid from Fund assets to cover the cost of sales, promotions and other distribution activities, as well as certain shareholder servicing costs)	0.25%	0.50%	None	None

Other Expenses[4]	0.22%	0.36%	0.16%	0.16%

Total Annual Fund Operating Expenses[5]	0.82%	1.21%	0.51%	0.51%

Amount of Fee Waiver/Expense Reimbursement	0.06%	0.06%	0.06%	0.06%

Total Annual Fund Operating Expenses (After Waivers/Reimbursements)	0.76%	1.15%	0.45%	0.45%

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $100,000 or more. For more information, see Section 2, Investing with Nationwide Funds: Choosing a Share Class—Reduction and Waiver of Class A and Class D Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 0.35% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 2, Investing with Nationwide Funds: Purchasing Class A Shares without a Sales Charge.
4	“Other Expenses” include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class R2 and Institutional Service Class shares. For the year ended October 31, 2008, administrative services fees for Class A, Class R2 and Institutional Service Class shares were 0.06%, 0.20% and 0.00% respectively. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.
5	The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.45% for all share classes until at least February 28, 2010. This limit excludes certain Fund expenses, including any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, “Total Annual Fund Operating Expenses (After Waivers/Reimbursements)” could increase to 0.95% for Class A shares, 1.20% for Class R2 shares and 0.70% for Institutional Service Class shares before the Adviser would be required to further limit the Fund’s expenses.

10 ï

SECTION 1 NATIONWIDE ENHANCED INCOME FUND SUMMARY AND PERFORMANCE (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A shares*	$301	$475	$664	$1,210

Class R2 shares	117	378	659	1,461

Institutional Service Class shares	46	158	279	635

Institutional Class shares	46	158	279	635

*	Assumes a CDSC does not apply.

The Fund does not apply sales charges on reinvested dividends and other distributions.

 ï 11

SECTION 1 NATIONWIDE GOVERNMENT BOND FUND SUMMARY AND PERFORMANCE

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital.

Principal Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets in U.S. government securities and U.S. government agency securities. The Fund’s subadviser seeks to achieve the Fund’s objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations.

In selecting investments for the Fund, the subadviser uses interest rate expectations, duration analysis, economic forecasting, market sector analysis and other techniques. The Fund may also look for bonds that the subadviser believes are undervalued, with the goal of buying them at attractive values and holding them as they increase in value. The Fund will generally maintain an average dollar-weighted maturity of four to nine years, and an average portfolio duration of three to six years.

NFA has selected Nationwide Asset Management, LLC as subadviser to manage the Fund’s portfolio on a day-to-day basis.

Terms highlighted above are defined in the Appendix.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – is the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when these payments or repayments are due. In addition, if an issuer’s financial condition changes, the ratings on the issuer’s debt securities may be lowered, which could negatively affect the prices of the securities the Fund owns.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Extension risk – when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

Prepayment, call and redemption risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

If the value of the Fund’s investments goes down, you may lose money.

Please see the Appendix for additional information on the Fund’s investments and associated risks.

12 ï

SECTION 1 NATIONWIDE GOVERNMENT BOND FUND SUMMARY AND PERFORMANCE (cont.)

Performance

The bar chart and table below can help you evaluate both the Fund’s potential risks and its potential rewards. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund’s current 30-day yield.

Annual Total Returns – Class D Shares
(Years Ended December 31)

Best Quarter: 5.57% – 4th qtr. of 2008
Worst Quarter: –2.48% – 2nd qtr. of 2004

After-tax returns are shown in the table for Class D shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual total returns1
as of December 31, 2008

	1 Year	5 Years	10 Years

Class A shares – Before Taxes[2]	2.96%	3.90%	4.94%

Class B shares – Before Taxes[2]	1.83%	3.83%	4.76%

Class C shares – Before Taxes[2,3]	5.93%	4.17%	4.89%

Class D shares – Before Taxes	3.16%	4.16%	5.18%

Class D shares – After Taxes on Distributions	1.49%	2.65%	3.23%

Class D shares – After Taxes on Distributions and Sales of Shares	2.04%	2.65%	3.23%

Class R2 shares – Before Taxes[2]	7.33%	4.66%	5.42%

Institutional Class shares – Before Taxes[2]	7.96%	5.21%	5.70%

Merrill Lynch Government Master Index[4]	12.78%	6.15%	6.18%

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2	Returns until the first offering of specific classes are based on the previous performance of various classes of the Fund as noted below. This performance is substantially similar to what the individual classes would have produced because all classes invest in the same portfolio of securities. Returns have been adjusted to reflect differences in applicable sales charges, if any, for individual classes. Returns have not been adjusted to reflect different expense levels, which if reflected may have resulted in higher or lower performance for a given share class.
Class B (introduced September 4, 2003): Performance is based on the Fund’s Class X shares (which are no longer offered by this Fund) through September 4, 2003.
Class C (introduced September 4, 2003): Performance is based on the Fund’s Class D shares through March 1, 2001 and the Fund’s Class Y shares (which are no longer offered by this Fund) from March 2, 2001 through September 4, 2003.
Class R2 (introduced October 1, 2003): Performance is based on the Fund’s Class D shares through October 1, 2003.
Institutional Class (introduced June 29, 2004): Performance is based on the Fund’s Class D shares through June 29, 2004. Prior to the date of this Prospectus, Class R2 shares were known as Class R shares.
3	A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
4	The Merrill Lynch Government Master Index is an unmanaged index of U.S. government bonds that gives a broad look at how those types of bonds have performed. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

 ï 13

SECTION 1 NATIONWIDE GOVERNMENT BOND FUND SUMMARY AND PERFORMANCE (cont.)

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.

	Class A		Class B	Class C	Class D	Class R2	Institutional
Shareholder Fees (paid directly from your investment)[1]	Shares		Shares	Shares	Shares	Shares	Class Shares

Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%	[2]	None	None	4.50% [2]	None	None

Maximum Deferred Sales Charge (Load) imposed upon redemptions (as a percentage of offering or sale price, whichever is less)	None	[3]	5.00% [4]	1.00% [5]	None	None	None

Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)[6]	2.00%		2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

Management Fees (paid to have the Fund’s investments professionally managed)	0.50%		0.50%	0.50%	0.50%	0.50%	0.50%

Distribution and/or Service (12b-1) Fees (paid from Fund assets to cover the cost of sales, promotions and other distribution activities, as well as certain shareholder servicing costs)	0.25%		1.00%	1.00%	None	0.50%	None

Other Expenses[7]	0.36%		0.23%	0.23%	0.33%	0.43%	0.23%

Total Annual Fund Operating Expenses	1.11%		1.73%	1.73%	0.83%	1.43%	0.73%

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of $100,000 or more of Class A and $50,000 or more of Class D shares is reduced or eliminated. For more information, see Section 2, Investing with Nationwide Funds: Choosing a Share Class:—Reduction and Waiver of Class A and Class D Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 0.75% will apply to redemptions of Class A shares if purchased without sales charges and for which a finders fee was paid. See Section 2, Investing with Nationwide Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC beginning at 5% and declining to 1% is charged if you sell Class B shares within six years after purchase. Class B shares convert to Class A shares after you have held them for seven years. See Section 2, Investing with Nationwide Funds: Choosing a Share Class—Class B Shares.
5	A CDSC of 1% is charged if you sell Class C shares within the first year after purchase. See Section 2, Investing with Nationwide Funds: Choosing a Share Class—Class C Shares.
6	A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. See Section 2, Investing with Nationwide Funds: Selling Shares—Exchange and Redemption Fees.
7	“Other Expenses” include administrative services fees which are permitted to be up to 0.25% with respect to Class A, Class D and Class R2 shares. For the year ended October 31, 2008, administrative services fees for Class A, Class D and Class R2 shares were 0.13%, 0.10% and 0.20%, respectively. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.

14 ï

SECTION 1 NATIONWIDE GOVERNMENT BOND FUND SUMMARY AND PERFORMANCE (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A shares*	$533	$763	$1,011	$1,719

Class B shares	676	845	1,139	1,800

Class C shares	276	545	939	2,041

Class D shares	531	703	890	1,429

Class R2 shares	146	452	782	1,713

Institutional Class shares	75	233	406	906

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years

Class B shares	$176	$545	$939	$1,800

Class C shares	176	545	939	2,041

**	Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Class D, Class R2 and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions.

 ï 15

SECTION 1 NATIONWIDE MONEY MARKET FUND SUMMARY AND PERFORMANCE

Objective

The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.

Principal Strategies

The Fund seeks to maintain a fixed net asset value of $1.00 per share by investing in high-quality money market obligations maturing in 397 days or less. These money market obligations primarily include:

•	commercial paper and other fixed-income securities issued by U.S. and foreign corporations;
•	asset-backed securities comprised of commercial paper;
•	U.S. government securities and U.S. government agency securities;
•	obligations of foreign governments;
•	commercial paper issued by states and municipalities and
•	obligations of U.S. banks, foreign banks and U.S. branches of foreign banks.

All of the money market obligations held by the Fund must be denominated in U.S. dollars. The Fund’s money market securities also must be rated in one of the two highest short-term categories by any nationally recognized statistical rating organization or, if unrated, be of comparable quality.

The Fund may invest in floating- and variable-rate obligations and may enter into repurchase agreements. The Fund’s dollar-weighted average maturity will be 90 days or less.

Because the Fund invests in short-term securities, the Fund’s subadviser generally sells securities only to meet liquidity needs, to maintain target allocations or to take advantage of more favorable opportunities.

NFA has selected Federated Investment Management Company as subadviser to manage the Fund’s portfolio on a day-to-day basis.

Terms highlighted above are defined in the Appendix.

The Board of Trustees of the Trust has approved the Fund’s participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). Subject to certain conditions and limitations, in the event that the per share value of the Fund falls below $0.995 and the Fund liquidates its holdings, the Program will provide coverage to shareholders of record in the Fund for up to $1.00 per share for the lesser of either the number of shares the investor held in the Fund at the close of business on September 19, 2008 or the number of shares the investor held the date the per share value fell below $0.995 (commonly referred to as “breaking the buck”). A shareholder who redeems all of his or her shares in the Fund after September 19, 2008 may not be covered by the Program. Any increase in the number of shares an investor holds after the close of business on September 19, 2008 will not be guaranteed by the Program. Only shareholders who held shares on September 19, 2008 are eligible for protection under the Program.

The Program is funded from assets in the Exchange Stabilization Fund (the “ESF”). Payments to investors under the Program will depend on the availability of assets in the ESF, which, as of the date of this prospectus, total approximately $50 billion. The U.S. Department of the Treasury and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

Participation in the Program through September 18, 2009 requires a payment to the U.S. Department of the Treasury in the amount of 0.03% based on the net asset value of the Fund as of September 19, 2008. This expense is borne by the Fund without regard to any expense limitation currently in effect for the Fund. The Program currently runs through September 18, 2009.

You can contact the Fund at 1-800-848-0920 for more information regarding the Fund’s participation in the Program. Additional information about the Program and ongoing updates to questions about the Program can be found at http://www.ustreas.gov and http://www.ici.org.

16 ï

SECTION 1 NATIONWIDE MONEY MARKET FUND SUMMARY AND PERFORMANCE (cont.)

Principal Risks

While the Fund seeks to preserve capital, there can be no guarantee that the Fund will meet its objective or be able to maintain a fixed net asset value of $1.00 per share; therefore, you could lose money.

There is no guarantee that the Fund will provide a certain level of income or that any such income will stay ahead of inflation. Investments in the Fund are not bank deposits and, except as specified herein, are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Other risks of investing in the Fund include:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a money market issuer may be unable to pay the interest or principal when due. In addition, if an issuer’s financial condition changes, the ratings on the issuer’s securities may be lowered, which could negatively affect the prices of the securities the Fund owns.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Prepayment risk – certain money market instruments will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Asset-backed securities risk – the credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Asset-based securities may not have the benefit of any security interest in the related asset.

Share reduction risk – in order to maintain a constant net asset value of $1.00 per share, the Fund may reduce the number of shares held by its shareholders.

Obligations of foreign governments – certain foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

If the value of the Fund’s investments goes down, you may lose money.

Please see the Appendix for additional information on the Fund’s investments and associated risks.

 ï 17

SECTION 1 NATIONWIDE MONEY MARKET FUND SUMMARY AND PERFORMANCE (cont.)

Performance

The bar chart and table below can help you evaluate both the Fund’s potential risks and its potential rewards. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. All of the Fund’s then-outstanding shares were reclassified as Prime shares on January 4, 1999. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund’s current 7-day yield.

Annual Total Returns – Prime Shares
(Years Ended December 31)

Best Quarter: 1.52% – 4th qtr. of 2000
Worst Quarter: 0.13% – 3rd qtr. of 2003

Average annual total returns1
as of December 31, 2008

	1 Year	5 Years	10 Years

Prime shares	2.09%	3.00%	3.07%

Service Class shares[2]	2.00%	2.86%	2.95%

Institutional Class shares[2]	2.13%	3.06%	3.12%

iMoneyNet First Tier Retail Index[3]	2.97%	3.13%	3.12%

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.

2	Returns until the first offering of Service Class shares (January 4, 1999) and Institutional Class shares (December 31, 2001) include the previous performance of the Fund’s Prime shares. This performance is substantially similar to what the individual classes would have produced because all classes invest in the same portfolio of securities. Performance has not been adjusted to reflect different expense levels, which if reflected would have resulted in lower performance for the Service Class shares.

3	The iMoneyNet First Tier Retail Index is an unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury securities, other U.S. government securities, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

18 ï

SECTION 1 NATIONWIDE MONEY MARKET FUND SUMMARY AND PERFORMANCE (cont.)

Fees and Expenses

This table describes the fees and expenses that you may pay when buying shares of the Fund, depending on the share class you select. There are no sales charges to purchase or sell shares of the Nationwide Money Market Fund.

	Prime	Service Class	Institutional
Annual Fund Operating Expenses (expenses that are deducted from fund assets)	Shares	Shares	Class Shares

Management Fees (paid to have the Fund’s investments professionally managed)	0.39%	0.39%	0.39%

Distribution and/or Service (12b-1) Fees (paid from Fund assets to cover the cost of sales, promotions and other distribution activities, as well as certain shareholder servicing costs)	None	0.15%	None

Other Expenses[1,2]	0.28%	0.32%	0.19%

Total Annual Fund Operating Expenses	0.67%	0.86%	0.58%

Amount of Fee Waiver/Expense Reimbursements[3]	N/A	0.08%	N/A

Total Annual Fund Operating Expenses (After Waivers/Reimbursements)	0.67%	0.78%	0.58%

1	“Other Expenses” include administrative services fees which are permitted to be up to 0.25% with respect to Prime shares and Service Class shares. For the year ended October 31, 2008, administrative services fees for Prime shares and Service Class shares were 0.09% and 0.13%, respectively. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.
2	“Other Expenses” include payment by the Fund through September 18, 2009 of an amount equal to 0.03% of the value of the Fund’s net assets as of September 19, 2008 to participate in the U.S. Department of Treasury’s Program.
3	The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.59% for all share classes until at least February 28, 2010. This limit excludes certain Fund expenses, including fees paid to the U.S. Department of Treasury in connection with its Program, any taxes, interest, brokerage commissions, Rule 12b-1 fees (Prime shares and Institutional Class shares only), short-sale dividend expenses, administrative services fees (Prime shares and Institutional Class shares only), other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. Pursuant to the contract, operating expenses for Service Class shares are further limited to 0.75%, including Rule 12b-1 fees and administrative services fees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative services fees were charged, “Total Annual Fund Operating Expenses” could increase to 0.87% for Prime shares before the Adviser would be required to limit the Fund’s expenses. Currently, Prime shares and Institutional Class shares are operating below the expense limit.

 ï 19

SECTION 1 NATIONWIDE MONEY MARKET FUND SUMMARY AND PERFORMANCE (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Prime shares	$68	$214	$373	$835

Service Class shares	$80	$266	$469	$1,053

Institutional Class shares	$59	$186	$324	$726

20 ï

SECTION 1 NATIONWIDE SHORT DURATION BOND FUND SUMMARY AND PERFORMANCE

Objective

The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.

Principal Strategies

Under normal circumstances, the Fund invests primarily in U.S. government securities, U.S. government agency securities and corporate bonds that are investment grade. The Fund also may purchase mortgage-backed securities and asset-backed securities, and may invest in fixed-income securities that pay interest on either a fixed-rate or variable-rate basis.

In choosing securities for the Fund, the subadviser attempts to identify securities that, in its opinion, offer the best combination of yield, maturity and relative price performance, based on anticipated changes in interest rates and in the price relationships among various types of fixed-income securities. The subadviser may sell securities in order to buy others that it believes will better serve the objectives of the Fund.

The Fund is managed so that its duration generally will not exceed three years, and the Fund may enter into certain derivatives contracts, such as futures or options, solely for the purpose of adjusting the Fund’s duration in order to minimize fluctuation of the Fund’s share value.

NFA has selected Morley Capital Management, Inc. as subadviser to manage the Fund’s portfolio on a day-to-day basis.

Terms highlighted above are defined in the Appendix.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – is the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when these payments or repayments are due. In addition, if an issuer’s financial condition changes, the ratings on the issuer’s debt securities may be lowered, which could negatively affect the prices of the securities the Fund owns. This risk is particularly high for high-yield bonds.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Extension risk – when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

Prepayment, call and redemption risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Mortgage- and asset-backed securities risk – these securities are subject to prepayment and extension risk, as described above. Additionally, through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit history, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-based securities may not have the benefit of any security interest in the related asset.

Derivatives risk – the Fund may experience a significant loss or otherwise lose opportunities for gain if it uses certain derivatives (e.g., options, futures, forwards and forward commitments, and swap agreements) when the security prices, interest rates, currency values or other such measures underlying derivatives change in unexpected ways. In addition, derivatives may involve additional expenses, which can reduce any benefit or increase any loss to the Fund from using a derivatives strategy. Derivatives also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund’s investments goes down, you may lose money.

Please see the Appendix for additional information on the Fund’s investments and associated risks.

 ï 21

SECTION 1 NATIONWIDE SHORT DURATION BOND FUND SUMMARY AND PERFORMANCE (cont.)

Performance

Prior to October 4, 2004, the Fund was invested in a combination of short- and intermediate-term fixed-income securities and wrap contracts issued by financial institutions intended to stabilize the Fund’s net asset value per share. Since that date, the Fund has ceased to use wrap contracts for that purpose. For the period between October 4, 2004 and December 6, 2004, the Fund concentrated its investments in short-term fixed-income instruments with less than 60 days to maturity. Beginning December 6, 2004, the Fund began to pursue its new investment objective and strategies as described herein and the Fund’s share price fluctuates daily.

The bar chart and table below can help you evaluate both the Fund’s potential risks and its potential rewards. The bar chart shows how the Fund’s annual total returns have varied from year to year. These returns have not been adjusted to show the effect of taxes and do not reflect the impact of sales charges. If taxes and the applicable sales charges were included, the annual total returns would be lower than those shown. The table compares the Fund’s average annual total returns to the returns of a broad-based securities index. Both the bar chart and table assume that all dividends and distributions are reinvested in the Fund. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

Please call 800-848-0920 for the Fund’s current 30-day yield.

Annual Total Returns – Class A Shares2
(Years Ended December 31)

Best Quarter: 2.07% – 3rd qtr. of 2007
Worst Quarter: –0.29% – 3rd qtr. of 2008

After-tax returns are shown in the table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average annual total returns1
as of December 31, 2008

			Since
			Inception
	1 Year	5 Years	(Feb. 1, 1999)

Class A shares – Before Taxes[2]	–0.46%	2.97%	3.77%

Class A shares – After Taxes on Distributions[2]	–1.64%	1.84%	2.30%

Class A shares – After Taxes on Distributions and Sales of Shares[2]	–0.30%	1.87%	2.32%

Class C shares – Before Taxes[3]	0.68%	2.60%	3.59%

Service Class shares – Before Taxes	1.81%	2.87%	3.73%

Institutional Class shares – Before Taxes	2.18%	3.26%	4.13%

Merrill Lynch 1-3 Year Treasury Index[4]	6.61%	4.06%	4.72%	[5]

1	Total returns include the impact of any sales charges and assume redemption of shares at the end of each period.
2	Returns until the first offering of Class A shares (July 16, 2003) include the previous performance of the Fund’s IRA Class shares (which are no longer offered by the Fund). This performance is substantially similar to what Class A shares would have produced because both classes invested in the same portfolio of securities and had the same expenses after any fee waiver or reimbursements. Class A returns have been restated for the applicable sales charges.
3	Returns until the first offering of Class C shares (February 28, 2005) are based on the previous performance of Class A shares. Excluding the effects of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares would have produced because both classes invest in the same portfolio of securities. Returns for Class C shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect any lower expenses.
4	The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks short-term U.S. Treasury notes and bonds with maturities of one to three years. The Index does not pay sales charges, fees or expenses. If sales charges, fees and expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.
5	The index reports returns on a monthly basis as of the last day of the month. Therefore, performance information shown for the index is since January 31, 1999.

22 ï

SECTION 1 NATIONWIDE SHORT DURATION BOND FUND SUMMARY AND PERFORMANCE (cont.)

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund, depending on the share class you select.

	Class A		Class C		Service Class	Institutional
Shareholder Fees (paid directly from your investment)[1]	Shares		Shares		Shares	Class Shares

Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	2.25%	[2]	None		None	None

Maximum Deferred Sales Charge (Load) imposed upon redemptions (as a percentage of offering or sale price, whichever is less)	None	[3]	0.75%	[4]	None	None

Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged)[5]	2.00%		2.00%		2.00%	2.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

Management Fees (paid to have the Fund’s investments professionally managed)	0.35%		0.35%		0.35%	0.35%

Distribution and/or Service (12b-1) Fees (paid from Fund assets to cover the cost of sales, promotions and other distribution activities, as well as certain shareholder servicing costs)	0.25%		0.75%		0.25%	None

Other Expenses[6]	0.19%		0.19%		0.32%	0.19%

Total Annual Fund Operating Expenses[7]	0.79%		1.29%		0.92%	0.54%

1	If you buy and sell shares through a broker or other financial intermediary, the intermediary may charge a separate transaction fee.
2	The sales charge on purchases of Class A shares is reduced or eliminated for purchases of $100,000 or more. For more information, see Section 2, Investing with Nationwide Funds: Choosing a Share Class—Reduction and Waiver of Class A and Class D Sales Charges.
3	A contingent deferred sales charge (CDSC) of up to 0.35% will apply to redemptions of Class A shares if purchased without sales charge and for which a finders fee was paid. See Section 2, Investing with Nationwide Funds: Purchasing Class A Shares without a Sales Charge.
4	A CDSC of 0.75% is charged if you sell Class C shares within the first year after purchase. See Section 2, Investing with Nationwide Funds: Choosing a Share Class—Class C Shares.
5	A redemption/exchange fee of 2% applies to shares redeemed or exchanged within seven calendar days after the date they were purchased. This fee is intended to discourage frequent trading of Fund shares that can negatively affect the Fund’s performance. The fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in omnibus accounts or retirement plans that cannot implement the fee. See Section 2, Investing with Nationwide Funds: Selling Shares—Exchange and Redemption Fees.
6	“Other Expenses” include administrative services fees which are permitted to be up to 0.25% with respect to Class A and Service Class shares. For the year ended October 31, 2008, administrative services fees for Class A and Service Class shares were 0.00% and 0.13%, respectively. The full 0.25% in administrative services fees is not reflected in “Other Expenses” at this time because the Fund does not currently sell its shares to intermediaries that charge the full amount permitted.
7	The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.55% for all share classes until at least February 28, 2010. This limit excludes certain Fund expenses, including any taxes, interest, brokerage commissions, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. If the maximum amount of administrative service fees were charged, “Total Annual Fund Operating Expenses could increase to 1.04% for Class A shares and 1.04% for Service Class shares before the Adviser would be required to limit the Fund’s expenses. Currently, all share classes are operating below the expense limit.

 ï 23

SECTION 1 NATIONWIDE SHORT DURATION BOND FUND SUMMARY AND PERFORMANCE (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A shares*	$304	$472	$654	$1,181

Class C shares	206	409	708	1,556

Service Class shares	94	293	509	1,131

Institutional Class shares	55	173	302	677

*	Assumes a CDSC does not apply.

You would pay the following expenses on the same investment if you did not sell your shares**:

	1 Year	3 Years	5 Years	10 Years

Class C shares	$131	$409	$708	$1,556

**	Expenses paid on the same investment in Class A (unless your purchase is subject to a CDSC for a purchase of $1,000,000 or more), Service Class and Institutional Class shares do not change, whether or not you sell your shares.

The Fund does not apply sales charges on reinvested dividends and other distributions.

24 ï

SECTION 1 FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Funds’ assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust’s Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.

Subadvisers

Subject to the supervision of NFA and the Board of Trustees, a subadviser may manage all or a portion of the Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities. NFA pays each subadviser from the management fee it receives.

NATIONWIDE ASSET MANAGEMENT, LLC (“NWAM”): is the subadviser for the Nationwide Bond Fund and the Nationwide Government Bond Fund. NWAM is located at One Nationwide Plaza, Columbus, Ohio 43215. NWAM is a wholly-owned subsidiary of Nationwide Mutual Insurance Company (“Nationwide Mutual”) and is an affiliate of the Adviser.

MORLEY CAPITAL MANAGEMENT, INC. (“MORLEY”): is subadviser to the Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund. Morley is located at 1300 S.W. 5th Avenue, Suite 3300, Portland, Oregon 97201. Morley is a wholly-owned subsidiary of Morley Financial Services, Inc., a firm specializing in stable value and fixed income fund management which was founded in 1982 and began managing its first discretionary account in February 1984.

FEDERATED INVESTMENT MANAGEMENT COMPANY (“FEDERATED”) is the subadviser for the Nationwide Money Market Fund. Federated is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. Federated is a subsidiary of Federated Investors, Inc.

A discussion of the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds’ semiannual report to shareholders, which will cover the period ending April 30, 2009.

Management Fees

Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The Adviser pays each subadviser (where applicable) from the management fee it receives. The total management fees paid by each Fund for the fiscal year ended October 31, 2008, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers or reimbursements, were as follows:

Fund	Actual Management Fee Paid

Nationwide Bond Fund	0.50%

Nationwide Enhanced Income Fund	0.28%

Nationwide Government Bond Fund	0.50%

Nationwide Money Market Fund	0.39%

Nationwide Short Duration Bond Fund	0.25%

Portfolio Management

Nationwide Bond Fund

Gary S. Davis, CFA and Mabel C. Brown, CFA, CPA are portfolio co-managers of the Nationwide Bond Fund and are responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments.

Mr. Davis joined Nationwide Mutual, the parent company of NWAM, in 1998 as a senior portfolio manager and is currently a Senior Investment Professional. He manages and co-manages with Ms. Brown other institutional fixed-income accounts for Nationwide Mutual.

Ms. Brown joined Nationwide Mutual, the parent company of NWAM, in 1998 as a senior investment analyst and is currently a Senior Investment Professional. She also co-manages with Mr. Davis other institutional fixed-income accounts for Nationwide Mutual.

Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund

Perpetua M. Phillips, vice president and senior portfolio manager, and Paul Rocheleau, portfolio manager, are responsible for the day-to-day management of the Funds, including the selection of the Funds’ investments.

Ms. Phillips joined Morley in 1999. She has over 20 years of experience in finance and investments, including portfolio management of indexed and total return portfolios and fixed-income research and analysis.

Mr. Rocheleau joined Morley in 2006. Prior to that, he was a portfolio manager at Crabbe Huson Group and its successor, Columbia Asset Management, from 1992 to 2003. Mr. Rocheleau earned a bachelor’s degree in economics from the University of Vermont.

 ï 25

SECTION 1 FUND MANAGEMENT (cont.)

Nationwide Government Bond Fund

Gary R. Hunt, CFA, is co-manager with joint responsibility for the day-to-day management of the Fund, including the selection of the Fund’s investments. Mr. Hunt has either managed or co-managed the Nationwide Government Bond Fund and its predecessor funds since March 1997. He joined Nationwide Insurance, an affiliate of the Adviser, in 1992 as a securities analyst. He is currently a Senior Investment Professional and manages the U.S. Treasury, Agency and Agency Mortgage-Backed sectors for Nationwide Insurance.

David A. Magan, CFA, is co-manager with joint responsibility for the day-to-day management of the Fund, including the selection of the Fund’s investments. Mr. Magan joined Nationwide Insurance in July 2005. Previously, he was a Senior Investment Analyst at Public Employees Retirement System of Ohio (2001-2005). He is currently a Senior Investment Professional and manages the Agency Mortgage-Backed sector for Nationwide Insurance.

Srinath Sampath, CFA, ASA, is co-manager with joint responsibility for the day-to-day management of the Fund, including the selection of the Fund’s investments. Mr. Sampath joined Nationwide Insurance in 1996 as an Actuarial Analyst, becoming an Investment Analyst in 2000. He is currently a Senior Investment Professional and manages the U.S. Treasury, Agency, Asset-Backed and Non-Agency Mortgage-Backed sectors for Nationwide Insurance.

Additional Information about the Portfolio Managers

The Statement of Additional Information (“SAI”) provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.

26 ï

SECTION 2 INVESTING WITH NATIONWIDE FUNDS

Choosing a Share Class

When selecting a share class, you should consider the following:

•	which share classes are available to you;
•	how long you expect to own your shares;
•	how much you intend to invest;
•	total costs and expenses associated with a particular share class and
•	whether you qualify for any reduction or waiver of sales charges.

Your financial adviser can help you to decide which share class is best suited to your needs.

The Nationwide Funds offer several different share classes each with different price and cost features. The following table compares Class A, Class C and Prime shares, which are available to all investors, and Class B and Class D shares which are available only to certain investors.

Class R2, Service Class, Institutional Service Class and Institutional Class shares are available only to certain investors. For eligible investors these share classes may be more suitable than Class A, Class B, Class C, Class D or Prime shares.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial adviser can help you with this decision.

Comparing Class A, Class D, Class B, Class C and Prime Shares

Classes and Charges	Points to Consider

Class A Shares and
Class D Shares
Front-end sales charge up to 4.25% for Class A shares and 4.50% for Class D shares. (2.25% for Nationwide	A front-end sales charge means that a portion of your initial investment goes toward the sales charge and is not invested.
Enhanced Income Fund and Nationwide Short Duration Bond Fund)	Reduction and waivers of sales charges may be available.
Contingent deferred sales charge (CDSC)[1] (Class A shares only)	Total annual operating expenses are lower than Class B and Class C expenses which means higher dividends and/or net asset value (“NAV”) per share.
Annual service and/or 12b-1 fee of 0.25% (Class A shares only)	No conversion feature.
Administrative services fee of up to 0.25%	No maximum investment amount.

Class B Shares (closed to new investors)
CDSC up to 5.00%	No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available.

The CDSC declines 1% in most years to zero after six years.
Annual service and/or 12b-1 fee of 1.00%
No administrative services fee	Total annual operating expenses are higher than Class A charges which means lower dividends and/or NAV per share.
Automatic conversion to Class A shares after seven years, which means lower annual expenses in the future.
Maximum investment amount of $100,000 Larger investments may be rejected.

Class C Shares
CDSC of 1.00% (0.75% for Nationwide Short Duration Bond Fund)	No front-end sales charge means your full investment immediately goes toward buying shares.

No reduction of CDSC, but waivers may be available.
The CDSC declines to zero after one year.
Annual service and/or 12b-1 fee of 1.00% (0.75% for Nationwide Short Duration Bond Fund)	Total annual operating expenses are higher than Class A charges which means lower dividends and/or NAV per share.
No conversion feature.
No administrative services fee	Maximum investment amount of $1,000,000[2]. Larger investments may be rejected.
Prime Shares (Nationwide Money Market Fund)
No annual service and/or 12b-1 fee	No front-end sales charge means your full investment immediately goes toward buying shares.
Administrative services fee of up to 0.25%	No maximum investment amount.

1	A CDSC of up to 0.75% for the Nationwide Bond Fund and the Nationwide Government Bond Fund; and 0.35% for the Nationwide Enhanced Income Fund and the Nationwide Short Duration Bond Fund will be charged on Class A shares redeemed within 18 months of purchase (or two years in the case of the Nationwide Enhanced Income Fund and the Nationwide Short Duration Bond Fund) if you paid no sales charge on the original purchase and a finders fee was paid.

2	This limit was calculated based on a one-year holding period.

 ï 27

SECTION 2 INVESTING WITH NATIONWIDE FUNDS (cont.)

Class A Shares

Class A shares may be most appropriate for investors who want lower fund expenses or those who qualify for reduced front-end sales charges or a waiver of sales charges.

Front-End Sales Charges for Class A Shares for Nationwide Bond Fund and Nationwide Government Bond Fund

	Sales Charge as a percentage of		Dealer
		Net Amount	Commission as
Amount of	Offering	Invested	Percentage of
Purchase	Price	(approximately)	Offering Price

Less than $100,000	4.25%	4.44%	3.75%

$100,000 to $249,999	3.50	3.63	3.00

$250,000 to $499,999	2.50	2.56	2.00

$500,000 to $999,999	2.00	2.04	1.75

$1 million or more	None	None	None	*

*	Dealer may be eligible for a finders fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Front-End Sales Charges for Class A Shares for Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund

	Sales Charge as a percentage of		Dealer
		Net Amount	Commission as
Amount of	Offering	Invested	Percentage of
Purchase	Price	(approximately)	Offering Price

Less than $100,000	2.25%	2.30%	2.00%

$100,000 to $499,999	1.75	1.78	1.50

$500,000 to $999,999	1.50	1.52	1.25

$1 million or more	None	None	None	*

*	Dealer may be eligible for a finders fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Class D Shares

Class D shares are available to the following:

•	investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Nationwide Mutual Funds in May 1998, as long as they purchase the Class D shares through the same account in the same capacity and
•	persons eligible to purchase Class D shares without a sales charge as described below and in the SAI.

Front-End Sales Charges for Class D Shares

		Sales Charge
		as a percentage	Dealer
		of Net Amount	Commission as
Amount of	Offering	Invested	Percentage of
Purchase	Price	(approximately)	Offering Price

Less than $50,000	4.50%	4.71%	4.00%

$50,000 to $99,999	4.00	4.17	3.50

$100,000 to $249,999	3.00	3.09	2.50

$250,000 to $499,999	2.50	2.56	1.75

$500,000 to $999,999	2.00	2.04	1.25

$1 million or more	None	None	None

28 ï

SECTION 2 INVESTING WITH NATIONWIDE FUNDS (cont.)

Reduction and Waiver of Class A and Class D Sales Charges

If you qualify for a reduction or waiver of Class A or Class D sales charges, you must notify the Funds’ transfer agent, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Funds’ transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21).You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A and Class D Sales Charges “and “Waiver of Class A and Class D Sales Charges “below and “Reduction of Class A and Class D Sales Charges “and “Net Asset Value Purchase Privilege (Class A Shares Only)” in the SAI for more information. This information regarding breakpoints is also available free of charge at www.nationwide.com/mutual-funds-sales-charges.jsp.

Reduction of Class A and Class D Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A and Class D shares through one or more of these methods:

•	A larger investment. The sales charge decreases as the amount of your investment increases.
•	Rights of accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other family members living at the same address can add the current value of any Class A, Class D, Class B or Class C shares in all Nationwide Funds (except Nationwide Money Market Fund) that you currently own or are currently purchasing to the value of your Class A purchase.
•	Insurance proceeds or benefits discount privilege. If you use the proceeds of an insurance policy issued by any Nationwide Insurance company to purchase Class A shares, you pay one-half of the published sales charge, as long as you make your investment within 60 days of receiving the proceeds.
•	Share repurchase privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)
•	Letter of intent discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (except the Nationwide Money Market Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your purchase of Class A, Class B and Class C shares with your purchase of Class D shares to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A and Class D Sales Charges

Front-end sales charges on Class A and Class D shares are waived for the following purchasers:

•	investors purchasing shares through an unaffiliated brokerage firm that has an agreement with Nationwide Fund Distributors LLC (the “Distributor”) to waive sales charges. (Class A shares only);
•	directors, officers, full-time employees, sales representatives and their employees and investment advisory clients of a broker-dealer that has a dealer/selling agreement with the Distributor. (Class A shares only);
•	any investor who pays for shares with proceeds from sales of a Nationwide Fund’s Class D shares;
•	retirement plans (Class A shares only);
•	investment advisory clients of the Adviser and its affiliates;
•	directors, officers, full-time employees (and their spouses, children or immediate relatives) of sponsor groups that may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time and
•	former holders of IRA Class shares (Class A shares of Nationwide Short Duration Bond Fund only).

The SAI lists other investors eligible for sales charge waivers.

 ï 29

SECTION 2 INVESTING WITH NATIONWIDE FUNDS (cont.)

Purchasing Class A Shares Without A Sales Charge

Purchases of $1 million or more of Class A shares have no front-end sales charge. You can purchase $1 million or more in Class A shares in one or more of the funds offered by the Trust (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) applies if a “finders fee” is paid by the Distributor to your financial adviser or intermediary and you redeem your shares within 18 months of purchase (24 months for Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund). The CDSC covers the finders fee paid to the selling dealer. (See table below.)

The CDSC also does not apply:

•	if you are eligible to purchase Class A shares without a sales charge for another reason;
•	if no finders fee was paid or
•	to shares acquired through reinvestment of dividends or capital gains distributions.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares

	$1 million	$4 million	$25 million
Amount of Purchase	to $3,999,999	to $24,999,999	or more

Amount of CDSC on Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund if redeemed within 24 months of initial purchase	0.35%	0.25%	0.15%

Amount of CDSC on other Funds if redeemed within 18 months of purchase	0.75%	0.50%	0.25%

Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges — Class A, Class B and Class C Shares” for a list of situations where a CDSC is not charged.

The CDSC for Class A shares of the Funds is described above; however, the CDSC for Class A shares of other Nationwide Funds may be different and are described in their respective prospectuses. If you purchase more than one Nationwide Fund and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Nationwide Funds purchased and is proportional to the amount you redeem from each Nationwide Fund.

Waiver of Contingent Deferred Sales Charges Class A, Class B and Class C Shares

The CDSC is waived on:

•	the redemption of Class A, Class B or Class C shares purchased through reinvested dividends or distributions;
•	Class B shares which are qualifying redemptions of Class B shares under the Automatic Withdrawal Program;
•	Class A, Class B or Class C shares redeemed following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;
•	mandatory withdrawals of Class A, Class B or Class C shares from traditional IRA accounts after age 70-1/2 and for other required distributions from retirement accounts and
•	redemptions of Class C shares from retirement plans offered by retirement plan administrators that maintain an agreement with the Funds or the Distributor.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify the Funds’ transfer agent, your financial adviser or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. For more complete information, see the SAI.

Class B Shares

Class B shares are offered only (1) to current shareholders of Class B shares that wish to add to their existing Class B investments in the same fund; (2) to current shareholders of Class B shares exchanging into Class B shares of another Nationwide Fund and (3) through reinvestment of dividends or distributions that are paid on Class B shares in additional Class B shares.

Class B shares may be appropriate if you do not want to pay a front-end sales charge, are investing less than $100,000 and anticipate holding your shares for longer than six years.

If you redeem Class B shares within six years of purchase you must pay a CDSC (if you are not entitled to a waiver).The amount of the CDSC decreases as shown in the following table:

							7 years
Sale within	1 year	2 years	3 years	4 years	5 years	6 Years	or more

Sales charge	5%	4%	3%	3%	2%	1%	0%

30 ï

SECTION 2 INVESTING WITH NATIONWIDE FUNDS (cont.)

Conversion of Class B Shares

After you hold your Class B shares for seven years, they automatically convert at no charge into Class A shares, which have lower fund expenses. Shares purchased through the reinvestment of dividends and other distributions are also converted. Because the share price of Class A shares is usually higher than that of Class B shares, you may receive fewer Class A shares than Class B shares upon conversion; however, the total dollar value is the same.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after purchase, you must pay a CDSC of 1% (0.75% for Class C shares of the Nationwide Short Duration Bond Fund).

For both Class B and Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges—Class A, Class B and Class C Shares” for a list of situations where a CDSC is not charged.

Share Classes Available Only to Institutional Accounts

The Funds offer Class R2, Institutional Service Class, Institutional Class and Service Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

•	the level of distribution and administrative services the plan requires;
•	the total expenses of the share class and
•	the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

Class R2 Shares (formerly, Class R shares)

Class R2 shares are available to retirement plans including:

•	401(k) plans;
•	457 plans;
•	403(b) plans;
•	profit sharing and money purchase pension plans;
•	defined benefit plans;
•	non-qualified deferred compensation plans and
•	other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Distributor to use Class R2 shares.

The above-referenced plans are generally small and mid-sized retirement plans having at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R2 shares are not available to:

•	institutional non-retirement accounts;
•	traditional and Roth IRAs;
•	Coverdell Education Savings Accounts;
•	SEPs and SAR-SEPs;
•	SIMPLE IRAs;
•	one-person Keogh plans;
•	individual 403(b) plans or
•	529 Plan accounts.

Institutional Service Class and Service Class Shares

Institutional Service Class and Service Class shares are available for purchase only by the following:

•	retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;
•	retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;
•	a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;
•	registered investment advisers investing on behalf of institutions and high net-worth individuals whose adviser is compensated by the Funds for providing services or
•	life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

 ï 31

SECTION 2 INVESTING WITH NATIONWIDE FUNDS (cont.)

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•	funds of funds offered by the Distributor or other affiliates of the Fund;
•	retirement plans for which no third-party administrator receives compensation from the Funds;
•	institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors and subsidiaries and related retirement plans;
•	rollover individual retirement accounts from such institutional advisory accounts;
•	a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;
•	registered investment advisers investing on behalf of institutions and high net-worth individuals where advisers derive compensation for advisory services exclusively from clients or
•	high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Distributor. These fees are either kept by the Distributor or paid to your financial adviser or other intermediary.

Distribution and Service Fees

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C, Class R2 and Service Class shares of the Funds to compensate the Distributor for expenses associated with distributing and selling shares and providing shareholder services through distribution and/or service fees. These fees are paid to the Distributor and are either kept or paid to your financial adviser or other intermediary for distribution and shareholder services. Class D, Institutional Service Class, Institutional Class and Prime shares pay no 12b-1 fees.

These 12b-1 fees are in addition to any applicable sales charges and are paid from the Funds’ assets on an ongoing basis. (The fees are accrued daily and paid monthly.) As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class B, Class C, Class R2 and Service Class shares pay the Distributor annual amounts not exceeding the following:

Class	as a % of daily net assets

Class A shares	0.25% (distribution or service fee)

Class B shares	1.00% (0.25% service fee)

Class C shares	1.00%* (0.25% service fee)

Class R2 shares	0.50% (0.25% of which may be either a distribution or service fee)

Service Class shares (Money Market Fund only)	0.15% (distribution or service fee)

Service Class shares (Short Duration Bond Fund only)	0.25% (distribution or service fee)

*	0.75% for Nationwide Short Duration Bond Fund

Administrative Services Fees

Class A, Class D, Class R2, Institutional Service Class, Service Class and Prime shares of the Funds are subject to fees pursuant to an Administrative Services Plan adopted by the Board of Trustees of the Trust. (These fees are in addition to Rule 12b-1 fees for Class A, Class R2 and Service Class shares as described above.) These fees are paid by the Funds to broker-dealers or other financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class D, Class R2, Service Class and Prime shares; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.

Because these fees are paid out of a Fund’s Class A, Class D, Institutional Service Class, Service Class and Prime share assets on an ongoing basis, these fees will increase the cost of your investment in such share classes over time and may cost you more than paying other types of fees.

32 ï

SECTION 2 INVESTING WITH NATIONWIDE FUNDS (cont.)

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Nationwide Funds Group “or “NFG”) often makes payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

•	the Distributor and other affiliates of the Adviser;
•	broker-dealers;
•	financial institutions and
•	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

Contacting Nationwide Funds

Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 800-848-0920.

Automated Voice Response Call 800-848-0920, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

•	make transactions;
•	hear fund price information and
•	obtain mailing and wiring instructions.

Internet Go to www.nationwide.com/mutualfunds 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

•	download Fund prospectuses;
•	obtain information on the Nationwide Funds;
•	access your account information and
•	request transactions, including purchases, redemptions and exchanges.

By Regular Mail Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2205.

By Overnight Mail Nationwide Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

By Fax 800-921-0365.

 ï 33

SECTION 2 INVESTING WITH NATIONWIDE FUNDS (cont.)

Fund Transactions—Class A, Class D, Class B and Class C Shares

All transaction orders must be received by the Funds’ transfer agent in Columbus, Ohio or an authorized intermediary prior to the calculation of each Fund’s NAV to receive that day’s NAV.

How to Buy Shares Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the offering of shares at any time.
How to Exchange* or Sell** Shares
* Exchange privileges may be amended or discontinued upon 60-day written notice to shareholders.
**A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ agent or an authorized intermediary receives your order in proper form.	Through an authorized intermediary. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Nationwide Funds. Payment must be made in U.S. dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.	By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Nationwide Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.	By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 800-848-0920 for further instructions.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record.

The Funds may record telephone instructions to redeem shares and may request redemption instructions in writing, signed by all shareholders on the account.

On-line. Transactions may be made through the Nationwide Funds’ website. However, the Funds may discontinue on-line transactions of Fund shares at any time.	On-line. Transactions may be made through the Nationwide Funds’ website. However, the Funds may discontinue on-line transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. ( The authorization will be in effect unless you give the Funds written notice of its termination.)

• if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.
• your bank may charge a fee to wire funds.
• the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.	By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. (The authorization will be in effect unless you give the Funds written notice of its termination.)

• your proceeds typically will be wired to your bank on the next business day after your order has been processed.
• Nationwide Funds deducts a $20 service fee from the redemption proceeds for this service.
• your financial institution may also charge a fee for receiving the wire.
• funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). You can fund your Nationwide Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Nationwide Funds from your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)	By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. (The authorization will be in effect unless you give the Funds written notice of its termination.)

ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number.	Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number.

34 ï

SECTION 2 INVESTING WITH NATIONWIDE FUNDS (cont.)

Buying Shares

Share Price

The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

•	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open and
•	generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV (for a particular class) next determined after the order is received by a Fund or its agent, plus any applicable sales charge.

Fair Valuation

The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that each Fund’s assets are valued primarily on the basis of the last quoted bid price. Where such bid prices are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Board of Trustees.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its Valuation Procedures.

The Nationwide Money Market Fund’s securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

 ï 35

SECTION 2 INVESTING WITH NATIONWIDE FUNDS (cont.)

The Funds do not calculate NAV on days when the New York Stock Exchange is closed.

•	New Year’s Day
•	Martin Luther King, Jr. Day
•	Presidents’ Day
•	Good Friday
•	Memorial Day
•	Independence Day
•	Labor Day
•	Thanksgiving Day
•	Christmas Day
•	Other days when the New York Stock Exchange is closed.

Minimum Investments

Class A, Class B*, Class C, Class D and Prime Shares
To open an account	$2,000 (per Fund)
To open an IRA account	$1,000 (per Fund)
Additional investments	$100 (per Fund)
To start an Automatic Asset
Accumulation Plan	$1,000
Additional Investments
(Automatic Asset Accumulation Plan)	$50

Class R2 Shares
To open an account	No Minimum
Additional investments	No Minimum

Institutional Service Class and Service Class Shares
To open an account	$50,000 (per Fund)
Additional investments	No Minimum

Institutional Class Shares
To open an account	$1,000,000 (per Fund)
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or to their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. If you purchase shares through an intermediary, different minimum account requirements may apply. The Distributor reserves the right to waive the investment minimums under certain circumstances.

* Class B shares are closed to new investors.

36 ï

SECTION 2 INVESTING WITH NATIONWIDE FUNDS (cont.)

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

•	name;
•	date of birth (for individuals);
•	residential or business street address (although post office boxes are still permitted for mailing) and
•	Social Security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Accounts with Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

•	If the value of your account falls below $2,000 ($1,000 for IRA accounts), you are generally subject to a $5 quarterly fee. For Prime Shares of Nationwide Money Market Fund, if the average monthly value of your account falls below $250, you are generally subject to a $2 monthly fee. Shares from your account are redeemed each quarter/month to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, a Fund may waive the low-balance fee.
•	Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below the minimum. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

You may exchange your Fund shares for shares of any Nationwide Fund that is currently accepting new investments as long as:

•	both accounts have the same registration;
•	your first purchase in the new fund meets its minimum investment requirement and
•	you purchase the same class of shares. For example, you may exchange between Class A shares of any Nationwide Fund, but may not exchange between Class A shares and Class B shares.

The exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.

Generally, there are no sales charges for exchanges of Class D, Class B, Class C, Class R2, Service Class, Institutional Service Class or Institutional Class shares. However,

•	if you exchange from Class A shares of a Fund with a lower sales charge to a fund with a higher sales charge, you may have to pay the difference in the two sales charges.
•	if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase, the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange (except exchanges to Nationwide Money Market Fund).

 ï 37

SECTION 2 INVESTING WITH NATIONWIDE FUNDS (cont.)

Exchanges into Nationwide Money Market Fund

You may exchange between Institutional Class shares of the Funds and Institutional Class shares of the Nationwide Money Market Fund, and between Service Class shares of the Funds and Service Class shares of the Nationwide Money Market Fund. You may exchange between all other share classes of the Funds and the Prime Shares of the Nationwide Money Market Fund. If your original investment was in Prime Shares, any exchange of Prime Shares you make for Class A, Class D, Class B or Class C shares of another Nationwide Fund may require you to pay the sales charge applicable to such new shares. In addition, if you exchange shares subject to a CDSC, the length of time you own Prime Shares of the Nationwide Money Market Fund is not included for purposes of determining the CDSC. Redemptions from the Nationwide Money Market Fund are subject to any CDSC that applies to the original purchase.

Selling Shares

You can sell or, in other words, redeem your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges or redemption fee) next determined after a Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or Nationwide Funds may delay paying your redemption proceeds if:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading is restricted or
•	an emergency exists (as determined by the Securities and Exchange Commission).

Generally, a Fund will pay you for the shares that you redeem within three days after your redemption request is received. Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. A Fund may delay forwarding redemption proceeds for up to seven days if the account holder:

•	is engaged in excessive trading or
•	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in the shares of the particular Fund at the Fund’s then-current NAV until you give the Funds different instructions.

Under extraordinary circumstances, a Fund, in its sole discretion, may elect to honor redemption requests by transferring some of the securities held by the Fund directly to an account holder as a redemption in-kind. For more about Nationwide Funds’ ability to make a redemption-in-kind, see the SAI.

The Board of Trustees of the Trust has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

Automatic Withdrawal Program

You may elect to automatically redeem shares in Class A, Class D, Class B, Class C and Prime shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A or Class C shares subject to a sales charge while redeeming shares using this program. An automatic withdrawal plan for Class C shares will be subject to any applicable CDSC. If you own Class B shares, you will not be charged a CDSC on redemptions if you redeem 12% or less of your account value in a single year. More information about the waiver of the CDSC for Class B shares is located in the SAI.

38 ï

SECTION 2 INVESTING WITH NATIONWIDE FUNDS (cont.)

Medallion Signature Guarantee

A medallion signature guarantee is required for redemptions of shares of the Funds in any of the following instances:

•	your account address has changed within the last 15 calendar days;
•	the redemption check is made payable to anyone other than the registered shareholder;
•	the proceeds are mailed to any address other than the address of record or
•	the redemption proceeds are being wired or sent by ACH to a bank for which instructions currently are not on your account.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

 ï 39

SECTION 2 INVESTING WITH NATIONWIDE FUNDS (cont.)

Excessive or Short-Term Trading

The Nationwide Funds seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Nationwide Funds or redemptions and repurchases of Nationwide Funds within a short time period) may:

•	disrupt portfolio management strategies;
•	increase brokerage and other transaction costs and
•	negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. A Fund that invests in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees of the Trust has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive or short-term trading in the Funds:

Monitoring of Trading Activity

The Funds, through the Adviser, its subadvisers and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account.

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. It also has sole discretion to:

•	restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and
•	reject transactions that violate the Fund’s excessive trading policies or its exchange limits.

Each Fund also has implemented redemption and exchange fees to certain accounts to discourage excessive trading and to help offset the expense of such trading.

In general:

•	an exchange equaling 1% or more of a Fund’s NAV may be rejected and
•	redemption and exchange fees are imposed on certain Nationwide Funds. These Nationwide Funds may assess either a redemption fee if you redeem your Fund shares or an exchange fee if you exchange your Fund shares into another Nationwide Fund. The short-term trading fees are deducted from the proceeds of the redemption of the affected Fund shares.

Fair Valuation

The Funds have fair value pricing procedures in place as described above in Section 2, Investing with Nationwide Funds: Fair Valuation.

Despite its best efforts, a Fund may be unable to identify or deter excessive trades conducted through intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, a Fund may not be able to prevent all market timing and its potential negative impact.

40 ï

SECTION 2 INVESTING WITH NATIONWIDE FUNDS (cont.)

Exchange and Redemption Fees

In order to discourage excessive trading, the Nationwide Funds impose exchange and redemption fees on shares held in certain types of accounts. If you redeem or exchange your shares in such an account within a designated holding period, the redemption fee is paid directly to the fund from which the shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether a redemption fee applies to an affected account, shares that were held the longest are redeemed first. If you exchange assets into a fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Redemption and exchange fees do not apply to:

•	shares redeemed or exchanged under regularly scheduled withdrawal plans;
•	shares purchased through reinvested dividends or capital gains;
•	shares redeemed (or exchanged into the Nationwide Money Market Fund) following the death or disability of a shareholder. The disability, determination of disability and subsequent redemption must have occurred during the period the fee applied;
•	shares redeemed in connection with mandatory withdrawals from traditional IRAs after age 70-1/2 and other required distributions from retirement accounts;
•	shares redeemed or exchanged from retirement accounts within 30 days of an automatic payroll deduction or
•	shares redeemed or exchanged by any fund of funds that is affiliated with a Fund.

With respect to shares redeemed or exchanged following the death or disability of a shareholder, mandatory retirement plan distributions or sale within 30 calendar days of an automatic payroll deduction, you must inform the Funds’ transfer agent or your intermediary that the fee does not apply. You may be required to show evidence that you qualify for the exception. Redemption and exchange fees will be assessed unless or until the Funds are notified that an account is exempt.

Only certain intermediaries have agreed to collect the exchange and redemption fees from their customer accounts. In addition, the fees do not apply to certain types of accounts held through intermediaries, including certain:

•	broker wrap fee and other fee-based programs;
•	qualified retirement plan accounts;
•	omnibus accounts where there is no capability to impose a redemption fee on underlying customers’ accounts and
•	intermediaries that do not or cannot report sufficient information to impose a redemption fee on their customer accounts.

To the extent that exchange and redemption fees cannot be collected on particular transactions and excessive trading occurs, the remaining Fund shareholders bear the expense of such frequent trading.

The following Nationwide Funds may assess the fee listed below on the total value of shares that are redeemed or exchanged if you have held the shares of the fund for less than the minimum holding period listed below:

		Minimum
	Exchange/	Holding Period
Fund	Redemption Fee	(calendar days)

Nationwide International Value Fund	2.00%	90

Nationwide U.S. Small Cap Value Fund	2.00%	90

Nationwide Value Opportunities Fund	2.00%	90

Nationwide Fund	2.00%	30

Nationwide Growth Fund	2.00%	30

Nationwide Large Cap Value Fund	2.00%	30

Nationwide Value Fund	2.00%	30

Nationwide Bond Fund	2.00%	7

Nationwide Bond Index Fund	2.00%	7

Nationwide Government Bond Fund	2.00%	7

Nationwide International Index Fund	2.00%	7

Nationwide Mid Cap Market Index Fund	2.00%	7

Nationwide Short Duration Bond Fund	2.00%	7

Nationwide S&P 500 Index Fund	2.00%	7

Nationwide Small Cap Index Fund	2.00%	7

 ï 41

SECTION 3 DISTRIBUTIONS AND TAXES

The following information is provided to help you understand the income and capital gains you may earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution varies and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gain Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The Nationwide Money Market Fund expects to declare daily and distribute net investment income, if any, to shareholders as dividends monthly. The Nationwide Bond, Nationwide Government Bond, Nationwide Tax-Free Income, Nationwide Enhanced Income and Nationwide Short Duration Bond Funds expect to declare and distribute net investment income, if any, to shareholders as dividends monthly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the applicable Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

If you are a taxable investor, dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

•	distributions are taxable to you at either ordinary income or capital gains tax rates;
•	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;
•	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;
•	a portion of the income dividends paid to individuals by a Fund with respect to taxable years beginning before January 1, 2011 (sunset date) may be qualified dividend income eligible for long-term capital gains tax rates, provided that certain holding period requirements are met;
•	for corporate shareholders, none of income dividends paid may be eligible for the corporate dividend-received deduction because the income of the Funds is primarily derived from investments earning interest rather than divided income, and
•	distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099- DIV, which is sent to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

If you are a taxable investor and invest in a Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.”

42 ï

SECTION 3 DISTRIBUTIONS AND TAXES (cont.)

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange from one Nationwide Fund to another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are taxed at a maximum rate of 15% (or 0% for individuals in the 10% and 15% federal income tax rate brackets). Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Other Tax Jurisdictions

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains and, with respect to taxable years of a Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, income dividends and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien).You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds. When withholding is required, the amount is 28% of any distributions or proceeds paid.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Funds.

 ï 43

SECTION 4 MULTI-MANAGER STRUCTURE

The Adviser and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a multi-manager structure that allows the Adviser to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise subadvisory agreements with non-affiliated subadvisers with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility, enabling them to operate more efficiently.

The Adviser performs the following oversight and evaluation services to a subadvised Fund:

•	initial due diligence on prospective Fund subadvisers;
•	monitoring subadviser performance, including ongoing analysis and periodic consultations;
•	communicating performance expectations and evaluations to the subadvisers and
•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

The Adviser does not expect to frequently recommend subadviser changes. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

44 ï

SECTION 5 NATIONWIDE BOND FUND FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years ended October 31, or if a Fund or a class has not been in operation for the past five years, for the life of that Fund or class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions and no sales charges). Information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Trust’s annual reports, which are available upon request.

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions				Ratios/Supplemental Data
			Net Realized									Ratio of
			and								Ratio of Net	Expenses
	Net Asset		Unrealized							Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	of Period	Return (a)	of Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)
Class A Shares
Year Ended October 31, 2008	$9.52	0.43	(0.83)	(0.40)	(0.43)	(0.43)	$8.69	(4.44%)	$12,867,795	1.11%	4.58%	1.11%	68.51%
Year Ended October 31, 2007	$9.58	0.47	(0.07)	0.40	(0.46)	(0.46)	$9.52	4.23%	$12,177,566	1.07%	4.89%	1.08%	39.35%
Year Ended October 31, 2006	$9.53	0.44	0.04	0.48	(0.43)	(0.43)	$9.58	5.22%	$11,434,384	1.08%	4.76%	1.08%	36.06%
Year Ended October 31, 2005	$9.75	0.40	(0.22)	0.18	(0.40)	(0.40)	$9.53	1.87%	$10,212,294	1.10%	4.15%	—(d)	34.08%
Year Ended October 31, 2004	$9.67	0.43	0.08	0.51	(0.43)	(0.43)	$9.75	5.37%	$10,668,648	1.04%	4.38%	—(d)	17.20%

Class B Shares
Year Ended October 31, 2008	$9.52	0.37	(0.83)	(0.46)	(0.37)	(0.37)	$8.69	(5.08%)	$406,247	1.80%	3.89%	1.80%	68.51%
Year Ended October 31, 2007	$9.57	0.40	(0.06)	0.34	(0.39)	(0.39)	$9.52	3.67%	$371,480	1.72%	4.24%	1.73%	39.35%
Year Ended October 31, 2006	$9.53	0.39	0.02	0.41	(0.37)	(0.37)	$9.57	4.41%	$268,065	1.75%	4.12%	1.75%	36.06%
Year Ended October 31, 2005	$9.75	0.34	(0.22)	0.12	(0.34)	(0.34)	$9.53	1.18%	$223,027	1.78%	3.46%	—(d)	34.08%
Year Ended October 31, 2004	$9.67	0.36	0.08	0.44	(0.36)	(0.36)	$9.75	4.66%	$102,131	1.72%	3.64%	—(d)	17.20%

Class C Shares
Year Ended October 31, 2008	$9.53	0.37	(0.83)	(0.46)	(0.37)	(0.37)	$8.70	(5.07%)	$2,270,713	1.78%	3.93%	1.78%	68.51%
Year Ended October 31, 2007	$9.58	0.40	(0.06)	0.34	(0.39)	(0.39)	$9.53	3.66%	$1,430,376	1.72%	4.24%	1.73%	39.35%
Year Ended October 31, 2006	$9.54	0.39	0.02	0.41	(0.37)	(0.37)	$9.58	4.40%	$1,305,823	1.74%	4.15%	1.74%	36.06%
Year Ended October 31, 2005	$9.76	0.34	(0.22)	0.12	(0.34)	(0.34)	$9.54	1.18%	$696,206	1.78%	3.45%	—(d)	34.08%
Year Ended October 31, 2004	$9.68	0.36	0.08	0.44	(0.36)	(0.36)	$9.76	4.63%	$182,446	1.72%	3.48%	—(d)	17.20%

Class D Shares
Year Ended October 31, 2008	$9.53	0.46	(0.83)	(0.37)	(0.46)	(0.46)	$8.70	(4.16%)	$63,129,602	0.82%	4.85%	0.82%	68.51%
Year Ended October 31, 2007	$9.59	0.49	(0.07)	0.42	(0.48)	(0.48)	$9.53	4.54%	$75,009,099	0.77%	5.17%	0.77%	39.35%
Year Ended October 31, 2006	$9.55	0.48	0.02	0.50	(0.46)	(0.46)	$9.59	5.39%	$83,878,254	0.80%	5.00%	0.80%	36.06%
Year Ended October 31, 2005	$9.77	0.43	(0.22)	0.21	(0.43)	(0.43)	$9.55	2.15%	$99,133,387	0.83%	4.41%	—(d)	34.08%
Year Ended October 31, 2004	$9.68	0.45	0.09	0.54	(0.45)	(0.45)	$9.77	5.75%	$112,630,941	0.78%	4.64%	—(d)	17.20%

Class R2 Shares*
Year Ended October 31, 2008	$9.53	0.42	(0.83)	(0.41)	(0.42)	(0.42)	$8.70	(4.60%)	$67,400	1.31%	4.38%	1.31%	68.51%
Year Ended October 31, 2007	$9.59	0.42	(0.06)	0.36	(0.42)	(0.42)	$9.53	3.88%	$1,440	1.44%	4.51%	1.44%	39.35%
Year Ended October 31, 2006	$9.55	0.42	0.03	0.45	(0.41)	(0.41)	$9.59	4.88%	$1,112	1.30%	4.53%	1.30%	36.06%
Year Ended October 31, 2005	$9.77	0.40	(0.22)	0.18	(0.40)	(0.40)	$9.55	1.81%	$1,060	1.14%	4.08%	—(d)	34.08%
Year Ended October 31, 2004	$9.68	0.39	0.09	0.48	(0.39)	(0.39)	$9.77	5.06%	$1,037	1.37%	3.99%	—(d)	17.20%

*	Formerly, Class R Shares.
(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	There were no fee waivers/reimbursements during the period.
—	Amounts designated as “—” are zero or have been rounded to zero.

 ï 45

SECTION 5 NATIONWIDE BOND FUND FINANCIAL HIGHLIGHTS (cont.)

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions				Ratios/Supplemental Data
			Net Realized									Ratio of
			and								Ratio of Net	Expenses
	Net Asset		Unrealized							Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	of Period	Return (a)	of Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)
Class X Shares*
Year Ended October 31, 2008	$9.52	0.38	(0.83)	(0.45)	(0.38)	(0.38)	$8.69	(4.94%)	$799,807	1.63%	4.02%	1.63%	68.51%
Year Ended October 31, 2007	$9.58	0.42	(0.07)	0.35	(0.41)	(0.41)	$9.52	3.71%	$1,493,237	1.57%	4.38%	1.58%	39.35%
Year Ended October 31, 2006	$9.54	0.40	0.02	0.42	(0.38)	(0.38)	$9.58	4.57%	$1,853,579	1.61%	4.18%	1.61%	36.06%
Year Ended October 31, 2005	$9.75	0.35	(0.21)	0.14	(0.35)	(0.35)	$9.54	1.44%	$2,821,337	1.63%	3.62%	—(d)	34.08%
Year Ended October 31, 2004	$9.67	0.38	0.08	0.46	(0.38)	(0.38)	$9.75	4.82%	$3,456,715	1.57%	3.85%	—(d)	17.20%

Class Y Shares*
Year Ended October 31, 2008	$9.53	0.38	(0.83)	(0.45)	(0.38)	(0.38)	$8.70	(4.94%)	$99,986	1.63%	4.02%	1.63%	68.51%
Year Ended October 31, 2007	$9.59	0.42	(0.07)	0.35	(0.41)	(0.41)	$9.53	3.71%	$144,557	1.57%	4.37%	1.58%	39.35%
Year Ended October 31, 2006	$9.55	0.40	0.02	0.42	(0.38)	(0.38)	$9.59	4.56%	$150,773	1.60%	4.18%	1.60%	36.06%
Year Ended October 31, 2005	$9.76	0.35	(0.21)	0.14	(0.35)	(0.35)	$9.55	1.44%	$198,713	1.63%	3.62%	—(d)	34.08%
Year Ended October 31, 2004	$9.68	0.38	0.08	0.46	(0.38)	(0.38)	$9.76	4.81%	$238,157	1.57%	3.85%	—(d)	17.20%

*	This share class is no longer offered by the Fund. Effective January 30, 2009, this share class was converted to Class A Shares.
(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	There were no fee waivers/reimbursements during the period.
—	Amounts designated as “—” are zero or have been rounded to zero.

46 ï

SECTION 5 NATIONWIDE ENHANCED INCOME FUND FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions				Ratios / Supplemental Data
			Net Realized									Ratio of
			and								Ratio of Net	Expenses
	Net Asset		Unrealized							Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Distributions	of Period	Return (a)	of Period	Net Assets	Net Assets	Net Assets (b)	Turnover (c)

Class A Shares
Year Ended October 31, 2008	$9.18	0.34	(0.12)	0.22	(0.34)	(0.34)	$9.06	2.42%	$2,157,832	0.72%	3.70%	0.80%	84.97%
Year Ended October 31, 2007	$9.13	0.40	0.03	0.43	(0.38)	(0.38)	$9.18	4.75%	$1,390,488	0.75%	4.28%	0.81%	55.72%
Year Ended October 31, 2006	$9.08	0.32	0.05	0.37	(0.32)	(0.32)	$9.13	4.15%	$1,569,685	0.72%	3.51%	0.76%	77.44%
Year Ended October 31, 2005	$9.16	0.22	(0.07)	0.15	(0.23)	(0.23)	$9.08	1.66%	$1,241,849	0.80%	2.36%	0.85%	60.80%
Year Ended October 31, 2004	$9.26	0.16	(0.09)	0.07	(0.17)	(0.17)	$9.16	0.73%	$1,575,174	0.80%	1.74%	0.85%	51.59%

Class R2 Shares*
Year Ended October 31, 2008	$9.19	0.32	(0.12)	0.20	(0.32)	(0.32)	$9.07	2.18%	$1,133	0.99%	3.50%	1.04%	84.97%
Year Ended October 31, 2007	$9.14	0.37	0.03	0.40	(0.35)	(0.35)	$9.19	4.44%	$1,110	0.99%	3.99%	1.00%	55.72%
Year Ended October 31, 2006	$9.09	0.32	0.05	0.37	(0.32)	(0.32)	$9.14	4.12%	$1,062	0.74%	3.50%	0.74%	77.44%
Year Ended October 31, 2005	$9.17	0.22	(0.07)	0.15	(0.23)	(0.23)	$9.09	1.70%	$1,021	0.72%	2.42%	0.72%	60.80%
Year Ended October 31, 2004	$9.27	0.13	(0.09)	0.04	(0.14)	(0.14)	$9.17	0.48%	$1,002	1.00%	1.49%	1.00%	51.59%

Institutional Service Class Shares
Year Ended October 31, 2008	$9.19	0.36	(0.12)	0.24	(0.36)	(0.36)	$9.07	2.67%	$12,790	0.49%	3.98%	0.55%	84.97%
Year Ended October 31, 2007	$9.14	0.47	(0.03)	0.44	(0.39)	(0.39)	$9.19	4.91%	$13,429	0.66%	6.16%	0.74%	55.72%
Year Ended October 31, 2006 (d)	$9.09	0.32	0.05	0.37	(0.32)	(0.32)	$9.14	4.17%	$11,872	0.70%	3.47%	0.73%	77.44%
Year Ended October 31, 2005	$9.17	0.23	(0.07)	0.16	(0.24)	(0.24)	$9.09	1.77%	$5,660,518	0.70%	2.47%	0.75%	60.80%
Year Ended October 31, 2004	$9.27	0.17	(0.09)	0.08	(0.18)	(0.18)	$9.17	0.82%	$7,475,885	0.70%	1.84%	0.75%	51.59%

Institutional Class Shares
Year Ended October 31, 2008	$9.18	0.37	(0.12)	0.25	(0.37)	(0.37)	$9.06	2.74%	$169,247,191	0.43%	4.03%	0.50%	84.97%
Year Ended October 31, 2007	$9.13	0.42	0.03	0.45	(0.40)	(0.40)	$9.18	5.04%	$163,386,152	0.45%	4.49%	0.49%	55.72%
Year Ended October 31, 2006	$9.09	0.34	0.04	0.38	(0.34)	(0.34)	$9.13	4.31%	$437,051,902	0.45%	3.79%	0.49%	77.44%
Year Ended October 31, 2005	$9.17	0.25	(0.07)	0.18	(0.26)	(0.26)	$9.09	2.13%	$452,749,327	0.45%	2.76%	0.50%	60.80%
Year Ended October 31, 2004	$9.26	0.19	(0.08)	0.11	(0.20)	(0.20)	$9.17	1.07%	$299,898,382	0.45%	2.05%	0.50%	51.59%

*	Formerly, Class R Shares.
(a)	Excludes sales charge.
(b)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Per share calculations were performed using average shares method.

 ï 47

SECTION 5 NATIONWIDE GOVERNMENT BOND FUND FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions					Ratios / Supplemental Data
			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class A Shares
Year Ended October 31, 2008	$10.27	0.42	(0.03)	0.39	(0.41)	—	(0.41)	$10.25	3.81%	$42,857,123	1.07%	4.02%	1.07%	82.40%
Year Ended October 31, 2007	$10.19	0.41	0.09	0.50	(0.42)	—	(0.42)	$10.27	5.01%	$31,194,601	1.10%	4.09%	1.10%	90.18%
Year Ended October 31, 2006	$10.17	0.40	0.02	0.42	(0.39)	(0.01)	(0.40)	$10.19	4.25%	$31,585,695	1.09%	3.95%	1.09%	150.10%
Year Ended October 31, 2005	$10.37	0.35	(0.20)	0.15	(0.35)	—	(0.35)	$10.17	1.46%	$54,165,868	1.10%	3.41%	—(g)	117.67%
Year Ended October 31, 2004	$10.61	0.35	0.03	0.38	(0.36)	(0.26)	(0.62)	$10.37	3.68%	$55,480,750	1.07%	3.37%	—(g)	110.72%

Class B Shares
Year Ended October 31, 2008	$10.27	0.35	(0.04)	0.31	(0.34)	—	(0.34)	$10.24	3.04%	$1,053,810	1.73%	3.33%	1.73%	82.40%
Year Ended October 31, 2007	$10.19	0.35	0.09	0.44	(0.36)	—	(0.36)	$10.27	4.39%	$417,265	1.71%	3.48%	1.71%	90.18%
Year Ended October 31, 2006	$10.17	0.34	0.02	0.36	(0.33)	(0.01)	(0.34)	$10.19	3.61%	$360,941	1.69%	3.42%	1.69%	150.10%
Year Ended October 31, 2005	$10.37	0.29	(0.20)	0.09	(0.29)	—	(0.29)	$10.17	0.85%	$152,497	1.71%	2.79%	—(g)	117.67%
Year Ended October 31, 2004	$10.61	0.28	0.03	0.31	(0.29)	(0.26)	(0.55)	$10.37	3.04%	$169,636	1.69%	2.75%	—(g)	110.72%

Class C Shares
Year Ended October 31, 2008	$10.26	0.35	(0.03)	0.32	(0.34)	—	(0.34)	$10.24	3.14%	$2,402,430	1.72%	3.39%	1.72%	82.40%
Year Ended October 31, 2007	$10.19	0.36	0.07	0.43	(0.36)	—	(0.36)	$10.26	4.29%	$1,513,196	1.70%	3.46%	1.71%	90.18%
Year Ended October 31, 2006	$10.16	0.34	0.03	0.37	(0.33)	(0.01)	(0.34)	$10.19	3.69%	$2,645,133	1.69%	3.45%	1.69%	150.10%
Year Ended October 31, 2005	$10.37	0.29	(0.21)	0.08	(0.29)	—	(0.29)	$10.16	0.75%	$330,619	1.71%	2.80%	—(g)	117.67%
Year Ended October 31, 2004	$10.61	0.28	0.03	0.31	(0.29)	(0.26)	(0.55)	$10.37	3.03%	$295,915	1.69%	2.75%	—(g)	110.72%

Class D Shares
Year Ended October 31, 2008	$10.27	0.45	(0.03)	0.42	(0.44)	—	(0.44)	$10.25	4.09%	$95,279,876	0.80%	4.30%	0.80%	82.40%
Year Ended October 31, 2007	$10.19	0.44	0.09	0.53	(0.45)	—	(0.45)	$10.27	5.30%	$84,531,806	0.81%	4.37%	0.81%	90.18%
Year Ended October 31, 2006	$10.17	0.43	0.02	0.45	(0.42)	(0.01)	(0.43)	$10.19	4.55%	$92,547,417	0.79%	4.24%	0.79%	150.10%
Year Ended October 31, 2005	$10.37	0.38	(0.20)	0.18	(0.38)	—	(0.38)	$10.17	1.76%	$105,986,593	0.81%	3.70%	—(g)	117.67%
Year Ended October 31, 2004	$10.62	0.38	0.02	0.40	(0.39)	(0.26)	(0.65)	$10.37	3.87%	$121,325,444	0.78%	3.66%	—(g)	110.72%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
—	Amounts designated as “—” are zero or have been rounded to zero.

48 ï

SECTION 5 NATIONWIDE GOVERNMENT BOND FUND FINANCIAL HIGHLIGHTS (cont.)

Selected Data for Each Share of Capital Outstanding

					Distributions
	Operations									Ratios / Supplemental Data

			Net Realized										Ratio of
			and									Ratio of Net	Expenses
	Net Asset		Unrealized								Ratio of	Investment	(Prior to
	Value,	Net	Gains	Total	Net	Net		Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Value, End	Total	at End	to Average	to Average	to Average	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	of Period	Return (a)(b)	of Period	Net Assets (c)	Net Assets (c)	Net Assets (c)(d)	Turnover (e)

Class R2 Shares*
Year Ended October 31, 2008	$10.28	0.39	(0.03)	0.36	(0.39)	—	(0.39)	$10.25	3.51%	$571,427	1.29%	3.61%	1.29%	82.40%
Year Ended October 31, 2007	$10.20	0.38	0.09	0.47	(0.39)	—	(0.39)	$10.28	4.70%	$1,875	1.35%	3.82%	1.35%	90.18%
Year Ended October 31, 2006	$10.17	0.40	0.03	0.43	(0.39)	(0.01)	(0.40)	$10.20	4.35%	$1,081	1.08%	3.96%	1.08%	150.10%
Year Ended October 31, 2005	$10.38	0.35	(0.21)	0.14	(0.35)	—	(0.35)	$10.17	1.34%	$1,037	1.06%	3.39%	—(g)	117.67%
Year Ended October 31, 2004	$10.62	0.32	0.03	0.35	(0.33)	(0.26)	(0.59)	$10.38	3.41%	$1,019	1.37%	3.12%	—(g)	110.72%

Class X Shares**
Year Ended October 31, 2008	$10.26	0.37	(0.03)	0.34	(0.36)	—	(0.36)	$10.24	3.30%	$1,138,075	1.58%	3.55%	1.58%	82.40%
Year Ended October 31, 2007	$10.18	0.36	0.09	0.45	(0.37)	—	(0.37)	$10.26	4.54%	$1,511,456	1.56%	3.63%	1.56%	90.18%
Year Ended October 31, 2006	$10.16	0.36	0.02	0.38	(0.35)	(0.01)	(0.36)	$10.18	3.77%	$1,907,290	1.56%	3.44%	1.56%	150.10%
Year Ended October 31, 2005	$10.36	0.30	(0.20)	0.10	(0.30)	—	(0.30)	$10.16	1.00%	$3,393,578	1.56%	2.95%	—(g)	117.67%
Year Ended October 31, 2004	$10.61	0.30	0.02	0.32	(0.31)	(0.26)	(0.57)	$10.36	3.10%	$4,557,272	1.54%	2.91%	—(g)	110.72%

Class Y Shares**
Year Ended October 31, 2008	$10.26	0.37	(0.03)	0.34	(0.36)	—	(0.36)	$10.24	3.30%	$671,757	1.58%	3.54%	1.58%	82.40%
Year Ended October 31, 2007	$10.18	0.36	0.09	0.45	(0.37)	—	(0.37)	$10.26	4.54%	$785,148	1.56%	3.63%	1.56%	90.18%
Year Ended October 31, 2006	$10.16	0.36	0.02	0.38	(0.35)	(0.01)	(0.36)	$10.18	3.77%	$829,792	1.55%	3.49%	1.55%	150.10%
Year Ended October 31, 2005	$10.36	0.30	(0.20)	0.10	(0.30)	—	(0.30)	$10.16	1.00%	$855,336	1.56%	2.95%	—(g)	117.67%
Year Ended October 31, 2004	$10.61	0.30	0.02	0.32	(0.31)	(0.26)	(0.57)	$10.36	3.10%	$960,733	1.54%	2.93%	—(g)	110.72%

Institutional Class Shares
Year Ended October 31, 2008	$10.27	0.47	(0.03)	0.44	(0.46)	—	(0.46)	$10.25	4.27%	$1,146	0.67%	4.50%	0.67%	82.40%
Year Ended October 31, 2007	$10.19	0.46	0.08	0.54	(0.46)	—	(0.46)	$10.27	5.43%	$1,099	0.69%	4.53%	0.69%	90.18%
Year Ended October 31, 2006	$10.17	0.44	0.02	0.46	(0.43)	(0.01)	(0.44)	$10.19	4.68%	$1,042	0.72%	4.38%	0.72%	150.10%
Year Ended October 31, 2005 (f)	$10.38	0.39	(0.21)	0.18	(0.39)	—	(0.39)	$10.17	1.72%	$996	0.72%	3.85%	—(g)	117.67%
Period Ended October 31, 2004 (h)	$10.11	0.12	0.28	0.40	(0.13)	—	(0.13)	$10.38	4.00%	$149,210	0.69%	3.66%	—(g)	110.72%

*	Formerly, Class R Shares.
**	This share class is no longer offered by the Fund. Effective January 30, 2009, this share class was converted to Class A Shares.
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Per share calculations were performed using average shares method.
(g)	There were no fee reductions during the period.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
—	Amounts designated as “—” are zero or have been rounded to zero.

 ï 49

SECTION 5 NATIONWIDE MONEY MARKET FUND FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

		Operations		Distributions					Ratios/Supplemental Data
												Ratio of
											Ratio of Net	Expenses
	Net Asset					Capital				Ratio of	Investment	(Prior to
	Value,	Net	Total	Net		Contributions	Net Asset		Net Assets	Expenses	Income	Reimbursements)
	Beginning	Investment	from	Investment	Total	from	Value, End	Total	at End	to Average	to Average	to Average
	of Period	Income	Operations	Income	Distributions	Adviser	of Period	Return	of Period	Net Assets	Net Assets	Net Assets (a)
Institutional Class Shares
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	—(d)	$1.00	2.73%(b)	$1,950,048,945	0.55%	2.64%	0.55%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	—	$1.00	5.01%	$1,464,958,334	0.51%	4.90%	0.51%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	—	$1.00	4.40%	$1,271,826,097	0.54%	4.32%	—(c)
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	—	$1.00	2.41%	$1,525,486,972	0.55%	2.40%	—(c)
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)	—	$1.00	0.73%	$1,219,342,910	0.54%	0.73%	—(c)

Service Class Shares
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	—(d)	$1.00	2.57%(b)	$12,482,591	0.70%	2.53%	0.75%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	—	$1.00	4.82%	$8,960,588	0.74%	4.67%	0.79%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	—	$1.00	4.17%	$9,900,895	0.75%	4.14%	0.80%
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	—	$1.00	2.21%	$6,709,751	0.75%	2.30%	0.88%
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)	—	$1.00	0.52%	$5,952,324	0.75%	0.51%	0.78%

Prime Shares
Year Ended October 31, 2008	$1.00	0.03	0.03	(0.03)	(0.03)	—(d)	$1.00	2.65%(b)	$659,178,935	0.63%	2.56%	0.63%
Year Ended October 31, 2007	$1.00	0.05	0.05	(0.05)	(0.05)	—	$1.00	4.94%	$501,377,119	0.58%	4.84%	0.58%
Year Ended October 31, 2006	$1.00	0.04	0.04	(0.04)	(0.04)	—	$1.00	4.35%	$359,066,782	0.59%	4.27%	—(c)
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	—	$1.00	2.36%	$334,991,393	0.60%	2.31%	—(c)
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)	—	$1.00	0.67%	$395,038,431	0.60%	0.66%	—(c)

(a)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	Includes payment from the Investment Adviser which increased the total return by 0.26% (Note 3).
(c)	There were no fee reductions during the period.
(d)	The amount is less than $0.005 per share.
—	Amounts designated as “—” are zero or have been rounded to zero.

50 ï

SECTION 5 NATIONWIDE SHORT DURATION BOND FUND FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Outstanding

		Operations			Distributions								Ratios/Supplemental Data
			Net													Ratio of
			Realized												Ratio of	Expenses
			and							Capital	Net				Net	(Prior to
	Net Asset		Unrealized							Contribu-	Asset		Net	Ratio of	Investment	Reimburse-
	Value,	Net	Gains	Total	Net	Net				tions	Value,	Total	Assets	Expenses	Income	ments) to
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Reverse	from	End of	Return	at End	to Average	to Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	Stock Split	Advisor	Period	(a)(b)	of Period	Net Assets (c)	Net Assets (c)	Assets (c)(d)	Turnover (e)
Class A Shares
Year Ended October 31, 2008	$9.97	0.33	(0.10)	0.23	(0.35)	—	(0.35)	—	—	—	$9.85	2.28%	$835,647	0.69%	3.16%	0.79%	29.53%
Year Ended October 31, 2007	$9.87	0.36	0.11	0.47	(0.37)	—	(0.37)	—	—	—	$9.97	4.86%	$796,804	0.70%	3.59%	0.80%	37.81%
Year Ended October 31, 2006	$9.83	0.30	0.07	0.37	(0.33)	—	(0.33)	—	—	—	$9.87	3.87%	$958,610	0.71%	3.14%	0.81%	28.68%
Year Ended October 31, 2005	$10.00	0.25	(0.15)	0.10	(0.27)	—	(0.27)	—	—	—	$9.83	0.98%	$1,016,840	0.78%	2.40%	0.88%	292.03%
Year Ended October 31, 2004	$10.00	0.23	(0.07)	0.16	(0.23)	(0.01)	(0.24)	—	0.01(g)	0.07	$10.00	2.35%(h)	$1,584,663	0.86%	2.08%	0.96%	129.96%

Class C Shares
Year Ended October 31, 2008	$9.99	0.28	(0.11)	0.17	(0.30)	—	(0.30)	—	—	—	$9.86	1.68%	$222,875	1.21%	2.64%	1.31%	29.53%
Year Ended October 31, 2007	$9.88	0.30	0.13	0.43	(0.32)	—	(0.32)	—	—	—	$9.99	4.47%	$39,914	1.21%	3.12%	1.31%	37.81%
Year Ended October 31, 2006	$9.83	0.27	0.07	0.34	(0.29)	—	(0.29)	—	—	—	$9.88	3.52%	$141,729	1.18%	2.71%	1.28%	28.68%
Period Ended October 31, 2005 (f)	$9.91	0.13	(0.06)	0.07	(0.15)	—	(0.15)	—	—	—	$9.83	0.76%	$1,009	1.40%	2.08%	1.40%	292.03%

Institutional Class Shares
Year Ended October 31, 2008	$9.98	0.34	(0.09)	0.25	(0.37)	—	(0.37)	—	—	—	$9.86	2.54%	$864,574	0.45%	3.37%	0.54%	29.53%
Year Ended October 31, 2007	$9.87	0.35	0.12	0.47	(0.36)	—	(0.36)	—	—	—	$9.98	4.81%	$844,382	0.44%	3.88%	0.54%	37.81%
Year Ended October 31, 2006	$9.83	0.33	0.07	0.40	(0.36)	—	(0.36)	—	—	—	$9.87	4.13%	$5,354,369	0.46%	3.38%	0.56%	28.68%
Year Ended October 31, 2005	$10.00	0.27	(0.15)	0.12	(0.29)	—	(0.29)	—	—	—	$9.83	1.24%	$6,741,317	0.49%	2.46%	0.59%	292.03%
Year Ended October 31, 2004	$10.00	0.27	(0.07)	0.20	(0.27)	(0.01)	(0.28)	—	0.01(g)	0.07	$10.00	2.69%(i)	$72,995,977	0.54%	2.63%	0.64%	129.96%

Service Class Shares
Year Ended October 31, 2008	$9.98	0.31	(0.10)	0.21	(0.34)	—	(0.34)	—	—	—	$9.85	2.06%	$61,077,709	0.81%	3.00%	0.90%	29.53%
Year Ended October 31, 2007	$9.87	0.35	0.16	0.51	(0.40)	—	(0.40)	—	—	—	$9.98	5.22%	$56,176,559	0.85%	3.44%	0.95%	37.81%
Year Ended October 31, 2006	$9.83	0.30	0.07	0.37	(0.33)	—	(0.33)	—	—	—	$9.87	3.78%	$67,817,068	0.79%	3.05%	0.89%	28.68%
Year Ended October 31, 2005	$10.00	0.24	(0.15)	0.09	(0.26)	—	(0.26)	—	—	—	$9.83	0.95%	$80,817,644	0.83%	2.31%	0.93%	292.03%
Year Ended October 31, 2004	$10.00	0.22	(0.07)	0.15	(0.22)	(0.01)	(0.23)	—	0.01(g)	0.07	$10.00	2.26%(j)	$263,900,278	0.97%	2.20%	1.07%	129.96%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from February 28, 2005 (commencement of operations) through October 31, 2005.
(g)	Per share numbers prior to April 16, 2004 have been adjusted to reflect a 1.00620 for reverse stock split.
(h)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.63%
(i)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.97%
(j)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.54%
(k)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.58%
—	Amounts designated as “—” are zero or have been rounded to zero.

 ï 51

SECTION 5 NATIONWIDE SHORT DURATION BOND FUND FINANCIAL HIGHLIGHTS (cont.)

Selected Data for Each Share of Capital Outstanding

	Operations				Distributions								Ratios/Supplemental Data
			Net													Ratio of
			Realized												Ratio of	Expenses
			and							Capital	Net				Net	(Prior to
	Net Asset		Unrealized							Contribu-	Asset		Net	Ratio of	Investment	Reimburse-
	Value,	Net	Gains	Total	Net	Net				tions	Value,	Total	Assets	Expenses	Income	ments) to
	Beginning	Investment	(Losses) from	from	Investment	Realized	Total	Redemption	Reverse	from	End of	Return	at End	to Average	to Average	Average Net	Portfolio
	of Period	Income	Investments	Operations	Income	Gains	Distributions	Fees	Stock Split	Advisor	Period	(a)(b)	of Period	Net Assets (c)	Net Assets (c)	Assets (c)(d)	Turnover (e)
IRA Class Shares*
Year Ended October 31, 2008	$9.98	0.30	(0.09)	0.21	(0.34)	—	(0.34)	—	—	—	$9.85	2.08%	$11,863,231	0.79%	3.01%	0.89%	29.53%
Year Ended October 31, 2007	$9.87	0.35	0.13	0.48	(0.37)	—	(0.37)	—	—	—	$9.98	4.94%	$14,979,965	0.71%	3.58%	0.82%	37.81%
Year Ended October 31, 2006	$9.83	0.28	0.08	0.36	(0.32)	—	(0.32)	—	—	—	$9.87	3.73%	$22,262,998	0.84%	2.99%	0.94%	28.68%
Year Ended October 31, 2005	$10.00	0.24	(0.15)	0.09	(0.26)	—	(0.26)	—	—	—	$9.83	0.90%	$43,888,211	0.83%	2.21%	0.93%	292.03%
Year Ended October 31, 2004	$10.00	0.23	(0.07)	0.16	(0.23)	(0.01)	(0.24)	—	0.01(g)	0.07	$10.00	2.30%(k)	$369,014,026	0.91%	2.29%	1.01%	129.96%

*	This share class is no longer offered by the Fund. Effective January 30, 2009, this share class was converted to Class A Shares.
(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from February 28, 2005 (commencement of operations) through October 31, 2005.
(g)	Per share numbers prior to April 16, 2004 have been adjusted to reflect a 1.00620 for reverse stock split.
(h)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.63%
(i)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.97%
(j)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.54%
(k)	The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.58%
—	Amounts designated as “—” are zero or have been rounded to zero.

52 ï

APPENDIX

Key Terms

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:

Asset-backed securities – fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Commercial paper – short-term debt instruments, usually unsecured, that are issued by banks, corporations, states or municipalities in order to finance their short-term credit needs, such as accounts receivable or inventory, and that are acquired at either a discount or are interest bearing.

Corporate bonds – debt securities issued by corporate issuers, as distinct from fixed-income securities issued by a government or its agencies or instrumentalities.

Derivative – a contract the value of which is based on the performance of an underlying financial asset, index or economic measure.

Duration – related in part to the remaining time until maturity of a bond, duration is a measure of how much the price of a bond would change compared to a change in market interest rates. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.

Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

High-yield bonds – fixed-income securities rated below investment grade by nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch or unrated securities that Fund management believes are of comparable quality. These bonds are often referred to as “junk bonds”. They generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.

Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.

Maturity – the time at which the principal amount of a bond is scheduled to be returned to investors.

Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Total return – investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (i.e., interest or dividends).

U.S. government agency securities – debt securities issued and/or guaranteed as to principal and interest by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.

U.S. government securities – debt securities issued and/or guaranteed as to principal and interest by the U.S. government that are supported by the full faith and credit of the United States.

 ï 53

APPENDIX (cont.)

Additional Information about Investments, Investment Techniques and Risks

Asset-backed securities – like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage backed securities, asset-backed securities may not have the benefit of any security interest in the related asset.

Borrowing – the Funds may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing may reduce a Fund’s return.

Convertible securities – the Nationwide Bond Fund may invest in convertible securities which generally are debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Bank and corporate loans – commercial banks and other financial institutions or institutional investors make bank or corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on bank or corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of bank and corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain bank and corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its bank or corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the bank or corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed. By investing in a corporate or bank loan, a Fund may become a member of the syndicate.

The bank and corporate loans in which a Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank or corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Credit risk – a Fund has the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating can also adversely affect the value of a Fund’s investments. High-yield bonds are generally more exposed to credit risk than investment grade securities.

54 ï

APPENDIX (cont.)

Currency risk – securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

Derivatives – a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•	the other party to the derivatives contract may fail to fulfill its obligations;
•	their use may reduce liquidity and make a Fund harder to value, especially in declining markets;
•	a Fund may suffer disproportionately heavy losses relative to the amount invested and
•	when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Event risk – a Fund has the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company’s bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.

Floating- and variable-rate securities – a Fund may invest in securities that do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce a Fund’s income. Like other fixed-income securities, floating and variable-rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.

Foreign government debt securities risk – a government entity may delay or refuse to pay interest or repay principal on its debt for reasons including cash flow problems, insufficient foreign currency reserves, political considerations, relative size of its debt position to its economy or failure to put into place economic reforms required by the International Monetary Fund. If a government entity defaults, it generally will ask for more time to pay or request further loans. There is no bankruptcy proceeding by which all or part of the debt securities that a government entity has not repaid may be collected.

Foreign custody risk – a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.

 ï 55

APPENDIX (cont.)

Foreign securities risk – certain Funds may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•	political and economic instability;
•	the impact of currency exchange rate fluctuations;
•	reduced information about issuers;
•	higher transaction costs;
•	less stringent regulatory and accounting standards and
•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.

High-yield bonds and other lower-rated securities – investment in high-yield bonds (often referred to as “junk bonds”) and other lower-rated securities involves substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high-yield securities tend to be very volatile, and these securities are less liquid than investment-grade debt securities. Therefore, Funds that invest in high-yield bonds are subject to the following risks:

•	increased price sensitivity to changing interest rates and to adverse economic and business developments;
•	greater risk of loss due to default or declining credit quality;
•	greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due and
•	negative market sentiments toward high-yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security held by a Fund.

Inflation risk – is the risk that prices of existing fixed rate debt securities will decline due to inflation or the threat of inflation. Inflation reduces the purchasing power of any income produced by these securities, which in turn is worth less when prices for goods and services rise. Further, to compensate for this loss of purchasing power, the securities trade at lower prices.

Interest rate risk – prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.

Liquidity risk – the risk that a Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that a Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instruments at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell liquid securities at an unfavorable time and conditions. Funds that invest in non-investment grade fixed income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

56 ï

APPENDIX (cont.)

Mortgage-backed securities – these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.

Portfolio turnover – a Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may:

•	increase share price volatility and
•	result in additional tax consequences for Fund shareholders.

Preferred stock – a Fund may invest in preferred stock, a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock. A preferred stock may decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to this credit risk, investment in preferred stocks involves certain other risks, including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer’s call. Preferred stocks are also subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

Repurchase agreements – each Fund may make a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.

Securities lending – a Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could, under certain circumstances, trigger adverse tax consequences to a Fund. Securities lending is used to enhance a Fund’s returns or manage its risks.

Selection risk – each Fund’s portfolio manager may select securities that underperform the stock market, the Fund’s benchmark or other funds with similar investment objectives and strategies.

Temporary investments – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:

•	short-term U.S. government securities;
•	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;
•	prime quality commercial paper;
•	repurchase agreements covering any of the securities in which the Fund may invest directly and
•	shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

 ï 57

APPENDIX (cont.)

TIPS bonds – TIPS (“Treasury Inflation Protected Securities”) are fixed-income securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation adjusted principal so that as inflation rises, both the principal value and the interest payments increase. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. While TIPS may provide investors with a hedge against inflation, in the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline in price, resulting in losses to a Fund.

U.S. government securities and U.S. government agency securities – a Fund may invest in U.S. government securities that includes Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities, and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.

U.S. government agency securities may include obligations issued by:

•	the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates;
•	the Federal Home Loan Banks;
•	the Federal National Mortgage Association (“FNMA”);
•	the Federal Home Loan Mortgage Corporation (“FHLMC”) and
•	the Federal Farm Credit Banks.

Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of a Fund are not guaranteed.

Zero coupon bonds – these securities pay no interest during the life of the security, and are issued by a wide variety of governmental issuers. They often are sold at a deep discount. Zero coupon bonds may be subject to greater price changes as a result of changing interest rates than bonds that make regular interest payments; their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates. Although not traded on a national securities exchange, zero coupon bonds are widely traded by brokers and dealers, and are considered liquid. Holders of zero coupon bonds are required by federal income tax laws to pay taxes on the interest, even though such payments are not actually being made. To avoid federal income tax liability, a Fund may have to make distributions to shareholders and may have to sell some assets at inappropriate times in order to generate cash for the distributions.

The SAI contains more information on the Funds’ investments and strategies and can be requested using the addresses and telephone numbers on the back of this prospectus.

Selective Disclosure of Portfolio Holdings

Each Fund posts onto the Trust’s internet site (www.nationwide.com/mutualfunds) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

58 ï

Information from Nationwide Funds

Please read this Prospectus before you invest and keep it with your records. The following documents—which may be obtained free of charge—contain additional information about the Funds:

•	Statement of Additional Information (incorporated by reference into this Prospectus)
•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)
•	Semiannual Reports

To obtain any of the above documents free of charge, to request other information about a Fund or to make other shareholder inquiries, contact us at the address or phone number listed below.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 800-848-0920, or write to us at the address listed below, to request (1) additional copies free of charge or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please call 800-848-0920 for information.

For additional information contact:

By Regular Mail:
Nationwide Funds
P.O. Box 182205
Columbus, Ohio 43218-2205
800-921-0365 (fax)

By Overnight Mail:
Nationwide Funds
3435 Stelzer Road
Columbus, Ohio 43219

For 24-hour access:
800-848-0920 (toll free) Representatives are available 8 a.m. - 9 p.m. Eastern time, Monday through Friday. Call after 7 p.m. Eastern time for closing share prices. Also, visit the Nationwide Funds’ website at www.nationwide.com/mutualfunds.

Information from the Securities and Exchange Commission (SEC)
You can obtain copies of Fund documents from the SEC:

•	on the SEC’s EDGAR database via the Internet at www.sec.gov,
•	by electronic request to publicinfo@sec.gov,
•	in person at the SEC’s Public Reference Room in Washington, D.C. (For their hours of operation, call 202-551-8090) or
•	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102 (The SEC charges a fee to copy any documents.)

The Trust’s Investment Company Act File No.: 811-08495

The Nationwide framemark and On Your Side are federally registered service marks of Nationwide Mutual Insurance Company. Nationwide Funds is a service mark of Nationwide Mutual Insurance Company.

©2009 Nationwide Funds Group. All rights reserved.	PR-CFX 2/09